UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois		60606-4319
(Address of principal executive offices)		(Zip code)

Kristi L. Rowsell		Ndenisarya M. Bregasi, Esq.
Harris Associates L.P.		K&L Gates LLP
111 South Wacker Drive, Suite 4600		1601 K Street, N.W.
Chicago, Illinois 60606-4319		Washington, D.C. 20006-1600
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/18

Date of reporting period:	09/30/18

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2018

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2018 Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	13
Oakmark Equity and Income Fund
Summary Information	16
Portfolio Manager Commentary	17
Schedule of Investments	19
Oakmark Global Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark Global Select Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	39
Oakmark International Small Cap Fund
Summary Information	42
Portfolio Manager Commentary	43
Schedule of Investments	44
Financial Statements
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Notes to Financial Statements	65
Financial Highlights	76
Report of Independent Registered Public Accounting Firm	84
Federal Tax Information	85
Disclosures and Endnotes	85
Trustees and Officers	87

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2018 to September 30, 2018, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2018, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at Oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Ending Account Value (09/30/18)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,064.60	$4.45	$1,020.76	$4.36	0.86%
Advisor Class	$1,000.00	$1,065.30	$3.73	$1,021.46	$3.65	0.72%
Institutional Class	$1,000.00	$1,065.50	$3.57	$1,021.61	$3.50	0.69%
Service Class	$1,000.00	$1,063.30	$5.79	$1,019.45	$5.67	1.12%
Oakmark Select Fund
Investor Class	$1,000.00	$998.70	$4.86	$1,020.21	$4.91	0.97%
Advisor Class	$1,000.00	$999.60	$4.11	$1,020.96	$4.15	0.82%
Institutional Class	$1,000.00	$999.60	$3.96	$1,021.11	$4.00	0.79%
Service Class	$1,000.00	$998.00	$5.66	$1,019.40	$5.72	1.13%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,026.80	$3.96	$1,021.16	$3.95	0.78%
Advisor Class	$1,000.00	$1,027.50	$3.20	$1,021.91	$3.19	0.63%
Institutional Class	$1,000.00	$1,027.50	$3.05	$1,022.06	$3.04	0.60%
Service Class	$1,000.00	$1,025.40	$5.23	$1,019.90	$5.22	1.03%
Oakmark Global Fund
Investor Class	$1,000.00	$997.80	$5.76	$1,019.30	$5.82	1.15%
Advisor Class	$1,000.00	$998.10	$5.36	$1,019.70	$5.42	1.07%
Institutional Class	$1,000.00	$998.50	$4.91	$1,020.16	$4.96	0.98%
Service Class	$1,000.00	$996.20	$7.31	$1,017.75	$7.39	1.46%
Oakmark Global Select Fund
Investor Class	$1,000.00	$995.70	$5.60	$1,019.45	$5.67	1.12%
Advisor Class	$1,000.00	$996.80	$5.01	$1,020.05	$5.06	1.00%
Institutional Class	$1,000.00	$996.80	$4.76	$1,020.31	$4.81	0.95%
Oakmark International Fund
Investor Class	$1,000.00	$941.00	$4.72	$1,020.21	$4.91	0.97%
Advisor Class	$1,000.00	$941.70	$4.04	$1,020.91	$4.20	0.83%
Institutional Class	$1,000.00	$942.10	$3.80	$1,021.16	$3.95	0.78%
Service Class	$1,000.00	$940.20	$5.93	$1,018.95	$6.17	1.22%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$953.30	$6.81	$1,018.10	$7.03	1.39%
Advisor Class	$1,000.00	$953.30	$6.66	$1,018.25	$6.88	1.36%
Institutional Class	$1,000.00	$954.50	$5.78	$1,019.15	$5.97	1.18%
Service Class	$1,000.00	$951.80	$8.71	$1,016.14	$9.00	1.78%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect one-half year period)

Oakmark.com 1

Oakmark and Oakmark Select Funds  September 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Fiscal-year 2018 closed with a thud for Oakmark and Oakmark Select as both Funds' positive returns trailed the S&P 500's1 gains. As is typical, when the stocks we own in Oakmark underperform the market, the stocks we believe are most attractive and own in the more concentrated Oakmark Select Fund underperform by even more. As of quarter end, both Funds lagged behind the S&P 500 on a trailing one-, three- and five-year basis. As portfolio managers and fellow investors, we are as frustrated with those numbers as you are.

While many fund managers avoid talking about their underperformance, we'd prefer to confront ours head on. The goal of this commentary is to put our performance in perspective, explain why it happened and give you a framework for deciding what, if anything, to do about it. Because Oakmark is the more diversified portfolio and, therefore, holds more stocks than Oakmark Select, it provides more examples for this discussion, so it will be the focus of this piece. The Oakmark Select report will use a similar format to review specifics of that Fund.

First, let's put underperformance in context. The Oakmark Fund was started in August 1991. An investor who bought and held the S&P 500 from that date until now has earned slightly more than 13 times their initial investment. An investor who bought and held the Oakmark Fund for the same period now has earned nearly 27 times their initial investment—more than twice the capital of the S&P 500 investor. Despite that long-term record, the Fund has endured many periods when the S&P 500 fared better. Oakmark trailed the S&P 500 in 50% of the rolling 12-month periods. Over rolling three-year increments, the Fund still underperformed 47% of the time. Even if we look across five-year increments, Oakmark trailed the S&P 500 in 31%. All that underperformance came despite more than doubling the S&P 500's return over 27 years.

Some long-term investors might say there is no excuse for a five-year period of underperformance. They could decide to buy a fund after its five-year record exceeds the market return and sell that fund when its five-year record trails the market. We analyzed how that strategy would have worked for an investor in the Oakmark Fund who reviewed their position at every month end. We assume this investor used proceeds from their Oakmark sales to invest in an S&P 500 index fund. Following this approach over the Fund's history, this "in-and-out" investor would have bought and sold the Fund for eight round trips. The return achieved by that investor would have fallen short of just buying and holding the S&P 500. Here are the results based on an initial investment of $10,000 in August 1991:

Strategy	Ending Capital
Oakmark Buy and Hold	$268,700
S&P 500 Buy and Hold	$132,000
Oakmark/S&P 500 "In-and-Out"	$122,200

Clearly, performance chasing has been futile. (Further, the "in-and-out" investor would have been taxed on much higher realized capital gains as each sale would have been a taxable event.)

Let's look back at the past year. When we buy a stock at Oakmark, we believe it is selling at a large discount to its true value. This means there are essentially two possible versions of what the business is really worth: the consensus view of business fundamentals, as expressed in the current stock price, or our much more positive view of them. During the time we own a stock, we constantly evaluate new information to determine which view is more accurate.

In fiscal-year 2018, new information led us to conclude that the consensus view was probably more accurate than our view of five different holdings: AutoNation, General Electric Company (GE), Harley-Davidson, Qualcomm and Whirlpool. We sold all of those names, with the exception of GE. We've found that when our judgment about a business or the people running it has been in error, it is unlikely to quickly turn around, so we typically sell those stocks. GE is different because it now has a new management team, new board members and the divisions that account for most of our valuation case today—Aviation and Healthcare—have performed as expected. Our thesis does not require either a turnaround of GE's underperforming Power division or that the managers who spent years driving the bus into the ditch now drive it out.

Of the 52 companies we owned on October 1 last year, we conceded we were wrong on our business value estimates for five of them. That isn't an unusually high error rate and, in fact, the negative effect of those five stocks on the portfolio was more than fully offset by the gain in just one good holding, Netflix. This means there was more to our performance shortfall than just these five stocks.

Instead, what was unusual over the past year was the performance of the remaining 47 stocks, the ones we don't think of as mistakes. Even though these businesses generally performed consistently with our expectations, 26 underperformed the S&P 500 by more than 1000 basis points (10 percentage points). One reason for this was the unusual divergence across the 500 stocks that comprise the index.

Because the S&P 500 is a capitalization-weighted index, the largest cap stocks have a much greater impact. And although we owned some of those names, they accounted for less of our portfolio. Over half of the S&P 500's strong performance over the past 12 months was accounted for by just 13 very big stocks (e.g., Amazon, Apple). Consistent with that, the median stock in the S&P 500 underperformed the index by nearly 700 basis points. In a typical year, the median stock is much closer to the index performance. Because we weight positions based on

See accompanying Disclosures and Endnotes on page 85.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2018

Portfolio Manager Commentary (continued)

perceived attractiveness rather than market capitalization, our returns usually track closer to the median S&P 5001 stock than to the index.

An additional factor was that well over half of our underperforming stocks were in cyclical industries, which tend to be more sensitive to the strength of the broad economy. This list includes banks, industrials, consumer durables (such as autos), airlines and energy companies. If we judged those stocks based on their business results alone, we would have thought the Fund had a pretty good year. But due to investors' increasing fears of a recession, the stock prices of these economically sensitive businesses performed poorly. Isn't it reasonable for investors to expect that after a nine-year recovery, a recession should be right around the corner? Although this recovery may be near a typical expiration date when measured by time, it is nowhere near a typical end when measured by the cumulative amount of above-trend growth. When one looks at recent economic performance—whether analyzing 20 years, 50 years or anywhere in between—it is almost impossible to get a regression line that shows 2018 GDP to be above trend. The chart below, which compares actual GDP from 1988–2018 to a 30-year regression line shows that current GDP has not yet even returned to the trend line.

Although nearly 100% of Oakmark's research is done bottom up (at the company level) as opposed to top down (making predictions about the economy), our analysis still needs to be based on some economic forecast. The projection our analysts always use is that, in five to seven years, the economy will be "normal," meaning near a midpoint of boom and recession levels. So, without trying to guess when the next recession will occur, our forecast assumes normal growth, meaning growth in real GDP (adjusted for inflation) averages about 2% per year.

Typically, forecasting that the future will be "normal" isn't an outlier forecast. Today, because such a high percentage of investors are anticipating a recession, a prediction of normal growth is actually very optimistic relative to consensus. That explains why, when we select the stocks that we believe are most attractive, our portfolios end up with more cyclical exposure. And because most of our companies currently use their earnings to repurchase stock, a brief period of investor skepticism and stock price weakness will actually increase our estimates of their future per-share value.

When business fundamentals outperform stock prices like this, we find stocks more attractive and our investment process takes these metrics into account. We set buy and sell targets for a stock at about 60% and 90% of our estimate of intrinsic value, respectively. When stocks rise above 90% of our estimate of business value, we sell them. At any point in time, our portfolio is a mix of some stocks priced below target and the rest priced between 60% and 90% of our estimate of value. Today, 55% of the Oakmark Fund's holdings are either below our buy targets or less than 10% above. That compares to a year ago when only 31% were priced similarly. This shift makes the Oakmark Fund more attractive in our view because it means there is greater potential for future returns.

At the end of each calendar year, we disclose the total amount our employees have invested in the Oakmark Funds. Many of us have been buying this year. We now own meaningfully more shares than we did a year ago, which will result in a higher dollar amount being disclosed next quarter, unless there is a significant market decline. We know that we apply the same process that created the long-term track record that was referenced earlier and we apply at least the same level of talent and effort to making our investment decisions. If you don't agree, you should sell our Funds, regardless of their performance. But if you do agree, and our portfolio positioning sounds logical to you, then consider joining us to take advantage of the recent weakness.

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 3

Oakmark Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 9/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	4.24%	11.84%	16.55%	12.57%	13.11%	12.89%	08/05/91
S&P 500 Index	7.71%	17.91%	17.31%	13.95%	11.97%	9.97%
Dow Jones Industrial Average[2]	9.63%	20.76%	20.49%	14.57%	12.22%	10.97%
Lipper Large Cap Value Fund Index[3]	6.07%	11.55%	14.62%	10.83%	9.88%	9.02%
Oakmark Fund (Advisor Class)	4.27%	11.96%	N/A	N/A	N/A	15.48%	11/30/16
Oakmark Fund (Institutional Class)	4.28%	12.01%	N/A	N/A	N/A	15.51%	11/30/16
Oakmark Fund (Service Class)	4.18%	11.51%	16.21%	12.23%	12.78%	8.61%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Citigroup, Inc.	3.2
Alphabet, Inc., Class C	3.1
Apple, Inc.	2.9
CVS Health Corp.	2.7
HCA Healthcare, Inc.	2.5
Bank of America Corp.	2.5
American International Group, Inc.	2.4
Visa, Inc., Class A	2.4
Regeneron Pharmaceuticals, Inc.	2.4
Automatic Data Processing, Inc.	2.3
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	58
Net Assets	$21.5 billion
Weighted Average Market Cap	$159.5 billion
Median Market Cap	$57.2 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.90%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.89%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.85%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Information Technology	24.8
Financials	22.6
Consumer Discretionary	14.8
Health Care	14.2
Industrials	8.2
Consumer Staples	5.7
Energy	5.3
Short-Term Investments and Other	4.4

See accompanying Disclosures and Endnotes on page 85.

4 OAKMARK FUNDS

Oakmark Fund  September 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 4.2% during the third quarter, which brings the increase to 11.8% for the fiscal year ended September 30th. These are good absolute returns, but Oakmark trailed the strong performance of the S&P 5001, the Fund's benchmark, which was up 7.7% for the third quarter and up 17.9% for the past 12 months. While we are disappointed to underperform the market during the third quarter and the fiscal year, we remind investors that while the Fund has outperformed the market over longer periods of time, we are not surprised to see numerous shorter periods of underperformance along the way. (See Bill Nygren's third-quarter commentary for more on this subject.)

Our highest contributing securities for the fiscal year were Netflix and HCA Healthcare, which generated impressive total returns of 106% and 76%, respectively. Netflix continues to see strong subscriber and revenue growth and its profitability has improved, despite substantial investments in marketing and new content. Our largest individual detractors for the year were General Electric Company (GE), which was down 51%, and American Airlines Group, which was down 20%. As we've mentioned before, we were mistaken in our original assessment of GE's business and we've been frustrated by how the business and the share price have performed. We believe that GE has some very good businesses (e.g., Aviation and Healthcare), strong new management is in place and the enterprise is valued at a discount to our estimate of intrinsic value.

The highest contributing sectors for the third quarter were health care and information technology, with HCA Healthcare Inc. and Apple Inc. leading the way as the Fund's highest individual contributors. Our biggest detracting sectors for the quarter were consumer discretionary and energy. The Fund's largest individual detractors for the quarter were GE and State Street Corporation. During the quarter, we initiated positions in DXC Technology Co. and Charles Schwab Corporation (see below), and we didn't eliminate any positions.

DXC Technology Co. (DXC-$93.52)

DXC is a leading IT services company that was formed through the recent combination of Computer Sciences Corporation and Hewlett Packard Enterprise Services. The company has established a global footprint and a broad suite of technology offerings, which places it in a limited group of vendors that are able to serve the IT needs of large multinational corporations. We believe CEO Mike Lawrie is among the best turnaround managers at work today. He has a history of taking leadership of underperforming IT companies, then removing costs, divesting assets and re-directing investments into high-return opportunities—a formula that has driven tremendous gains in shareholder value over time. We expect Lawrie will continue to execute on this proven blueprint as he integrates the HP acquisition and we believe that he is uniquely suited to uncover substantial hidden profits in this $19B business. DXC currently trades at just 10x 2019 consensus earnings, a significant discount to the S&P 500 multiple of 17x, despite DXC profits being forecasted to grow at a rate faster than the market for the foreseeable future.

Charles Schwab Corporation (SCHW-$49.15)

Schwab is the largest discount brokerage firm in the United States with more than $3 trillion in client assets and 11 million active brokerage accounts. This size provides Schwab with meaningful scale advantages over its smaller competitors. As the largest discount brokerage firm, the company is able to offer lower prices and invest more in superior customer service and technology than its peers. Schwab management calls this its "no trade-offs" policy—i.e., investing to provide the best product at the lowest price, and these investments attract even more clients to Schwab's platform. As a result, Schwab has been able to grow its client assets at a double-digit rate in recent years, and given that the company still has less than 15% market share, we believe such growth should continue for the foreseeable future. The company also meaningfully benefits from rising interest rates, as the higher rates allow Schwab to reinvest its bank deposits at higher yields. We believe the combination of client asset growth and rising interest rates should drive substantial asset growth at Schwab in the coming years, and on our estimates, the company is currently valued at a discount to the overall S&P 500 P/E5 multiple. We believe this represents a bargain price for a well above average business.

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 5

Oakmark Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.6%
INFORMATION TECHNOLOGY - 24.8%
SOFTWARE & SERVICES - 15.8%
Alphabet, Inc., Class C (a)	558	$666,262
Visa, Inc., Class A	3,435	515,559
Automatic Data Processing, Inc.	3,320	500,191
MasterCard, Inc., Class A	2,120	471,933
Oracle Corp.	7,865	405,519
Gartner, Inc. (a)	1,800	285,300
DXC Technology Co.	2,600	243,152
Facebook, Inc., Class A (a)	1,200	197,352
Alphabet, Inc., Class A (a)	93	112,371
		3,397,639
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
Apple, Inc.	2,787	629,138
TE Connectivity, Ltd.	4,936	433,991
Flex, Ltd. (a)	20,000	262,400
		1,325,529
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Intel Corp.	6,755	319,444
Texas Instruments, Inc.	2,720	291,829
		611,273
		5,334,441
FINANCIALS - 22.6%
DIVERSIFIED FINANCIALS - 11.2%
Capital One Financial Corp.	4,963	471,119
Ally Financial, Inc.	17,435	461,156
State Street Corp.	5,000	418,900
The Bank of New York Mellon Corp.	6,320	322,238
Moody's Corp.	1,706	285,322
The Goldman Sachs Group, Inc.	1,105	247,785
The Charles Schwab Corp.	4,300	211,345
		2,417,865
BANKS - 7.6%
Citigroup, Inc.	9,530	683,682
Bank of America Corp.	18,000	530,280
Wells Fargo & Co.	7,910	415,750
		1,629,712
INSURANCE - 3.8%
American International Group, Inc.	9,780	520,687
Aon PLC	1,890	290,644
		811,331
		4,858,908
CONSUMER DISCRETIONARY - 14.8%
RETAILING - 4.5%
Netflix, Inc. (a)	1,250	467,662
Qurate Retail, Inc. (a)	12,115	269,083
Booking Holdings, Inc. (a)	110	218,240
		954,985
	Shares	Value
MEDIA - 4.3%
Comcast Corp., Class A	11,438	$405,034
Charter Communications, Inc., Class A (a)	1,200	391,056
News Corp., Class A	10,401	137,185
		933,275
AUTOMOBILES & COMPONENTS - 4.3%
Fiat Chrysler Automobiles N.V. (a)	22,513	394,200
General Motors Co.	6,850	230,640
Aptiv PLC	2,200	184,580
Delphi Technologies PLC	3,733	117,077
		926,497
CONSUMER SERVICES - 1.7%
MGM Resorts International	9,400	262,354
Hilton Worldwide Holdings, Inc.	1,279	103,326
		365,680
		3,180,437
HEALTH CARE - 14.2%
HEALTH CARE EQUIPMENT & SERVICES - 10.0%
CVS Health Corp.	7,300	574,659
HCA Healthcare, Inc.	3,916	544,724
Baxter International, Inc.	5,300	408,577
Medtronic PLC	3,190	313,800
UnitedHealth Group, Inc.	1,145	304,616
		2,146,376
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.2%
Regeneron Pharmaceuticals, Inc. (a)	1,262	509,816
Bristol-Myers Squibb Co.	6,500	403,520
		913,336
		3,059,712
INDUSTRIALS - 8.2%
CAPITAL GOODS - 5.6%
Parker-Hannifin Corp.	2,439	448,653
General Electric Co.	29,460	332,604
Cummins, Inc.	1,720	251,240
Caterpillar, Inc.	1,150	175,364
		1,207,861
TRANSPORTATION - 2.6%
American Airlines Group, Inc.	6,778	280,126
FedEx Corp.	1,130	272,093
		552,219
		1,760,080
CONSUMER STAPLES - 5.7%
FOOD, BEVERAGE & TOBACCO - 3.9%
Diageo PLC (b)	3,000	425,010
Nestlé SA (b)	4,965	413,088
		838,098
HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
Unilever PLC (b)	7,163	393,750
		1,231,848

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)
ENERGY - 5.3%
Apache Corp.	8,540	$407,096
Anadarko Petroleum Corp.	5,600	377,496
National Oilwell Varco, Inc.	5,929	255,417
Chesapeake Energy Corp. (a)	20,000	89,800
		1,129,809
TOTAL COMMON STOCKS - 95.6% (COST $12,469,532)		20,555,235
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.2%
U.S. GOVERNMENT BILL - 3.7%
United States Treasury Bills, 2.00% - 2.03%, due 10/04/18 - 10/18/18 (c) (Cost $799,540)	$800,000	799,540
GOVERNMENT AND AGENCY SECURITIES - 0.3%
Federal National Mortgage Association, 2.04%, due 10/01/18 (c) (Cost $50,000)	50,000	50,000
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $44,266, collateralized by a United States Treasury Note, 2.000% due 10/31/22, value plus accrued interest of $45,148 (Cost: $44,261)	44,261	44,261
TOTAL SHORT-TERM INVESTMENTS - 4.2% (COST $893,801)		893,801
TOTAL INVESTMENTS - 99.8% (COST $13,363,333)		21,449,036
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.2%		51,730
TOTAL NET ASSETS - 100.0%		$21,500,766

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received by Fund
PUTS
News Corp., Class A	$13.00	11/16/2018	100,000	$131,900	$(4,000)	$4,696
General Electric Co.	11.50	11/09/2018	120,000	135,480	(6,720)	5,456
				$267,380	$(10,720)	$10,152

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 9

Oakmark Select Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 9/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	0.28%	-0.08%	11.04%	9.81%	12.80%	12.27%	11/01/96
S&P 500 Index	7.71%	17.91%	17.31%	13.95%	11.97%	8.72%
Lipper Multi-Cap Value Fund Index[6]	3.86%	7.48%	11.96%	9.27%	9.38%	7.71%
Oakmark Select Fund (Advisor Class)	0.33%	0.08%	N/A	N/A	N/A	7.58%	11/30/16
Oakmark Select Fund (Institutional Class)	0.33%	0.10%	N/A	N/A	N/A	7.60%	11/30/16
Oakmark Select Fund (Service Class)	0.33%	-0.32%	10.73%	9.49%	12.49%	9.06%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class C	8.9
CBRE Group, Inc., Class A	6.8
TE Connectivity, Ltd.	6.3
Citigroup, Inc.	6.2
MasterCard, Inc., Class A	5.4
Fiat Chrysler Automobiles N.V.	5.1
Ally Financial, Inc.	5.1
Apache Corp.	4.6
American International Group, Inc.	4.5
Regeneron Pharmaceuticals, Inc.	4.1
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	22
Net Assets	$6.0 billion
Weighted Average Market Cap	$152.6 billion
Median Market Cap	$39.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.03%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.04%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.97%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Information Technology	25.2
Financials	23.3
Consumer Discretionary	19.7
Energy	11.0
Industrials	6.9
Real Estate	6.8
Health Care	4.1
Short-Term Investments and Other	3.0

See accompanying Disclosures and Endnotes on page 85

10 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 0.3% for the quarter, trailing the S&P 5001 Index's 7.7% return. For the fiscal year ending September 30, 2018, the Oakmark Select Fund decreased by –0.1%, compared to the S&P 500's 17.9% gain. As shareholders of the Fund and stewards of your capital, we are quite frustrated with this performance, but we continue to follow the same disciplined investment process that has led to our strong performance over the longer term. As referenced in the third-quarter market commentary, the market's recent general repudiation of our investment beliefs is magnified in the Select Fund, given its higher level of concentration. We'd like to use this letter to put this recent underperformance into context.

The Select Fund was started in November 1996. An investor who bought and held the S&P 500 from that date until now has earned slightly more than six times their initial investment. An investor who bought and held the Select Fund for the same period now has over 12 times their initial investment—more than twice the capital of the S&P 500 investor.

Even with that long-term record, the Fund has regularly endured long periods in which the S&P 500 fared better. In 50% of the Fund's 252 rolling 12-month periods, the Select Fund has trailed the S&P 500. Stretching the time period to three years, the Select Fund still trailed the S&P 500 43% of the time. Even when we move out to five years, the Select Fund fell short of the S&P 500 35% of the time. Yet despite all of these periods of underperformance, the Fund still generated more than double the S&P 500's return over that 22-year period.

If an investor waited to see five years of market outperformance before investing in the Oakmark Select Fund and then sold the Fund after five years of underperformance, entering and selling the Fund each time one of those triggers was met, here are the results (based on an initial investment of $10,000 in November 1996):

Strategy	Ending Capital
-Oakmark Select Buy and Hold	$126,200
-S&P 500 Buy and Hold	$62,500
-Select/S&P 500 "In and Out"	$59,500

Clearly, attempting to chase trailing performance has been a poor strategy. Long-time shareholders understand that we invest in companies that we believe are selling at large discounts to their intrinsic values, and these stocks are often terribly out of favor with other investors. But if we're right about these companies' underlying values, then their cash flows should eventually win out, the market will come around to our view, and the stock prices will eventually rise to our estimate of value. No one can tell the precise moment when this will happen, and if investors only focus on past results, they could miss out on periods of strong performance.

Patience, therefore, is a necessary virtue in value investing. But stubbornness in the face of contrary evidence most certainly is not. We conduct regular retrospective looks on all of the securities across the Oakmark fund complex. We particularly pay attention to companies that are falling short of our expectations. In fiscal 2018, new information led us to conclude that the negative consensus view was probably more accurate than our optimistic view for three holdings that fell short of our expectations: General Electric (GE), Harley-Davidson, and Adient. We sold Harley-Davidson. Both GE and Adient, however, brought in new management teams, and the most valuable parts of both companies' businesses (Aviation and Healthcare within GE, and Seating within Adient) have been performing essentially in line with our expectations. We also believe that both companies are currently hobbled by less significant divisions (Power in GE, and Structures in Adient) that are relatively small components of their intrinsic values. Neither company will turn around over night, but we believe that these new management teams are quite capable and that each company is worth far more than its current stock price reflects.

Significantly, most of our underperforming stocks this year were pro-cyclical: these stocks tend to have more than a typical amount of sensitivity to the health of the broad economy. This list includes our banks, industrials, consumer durables (such as autos), energy, and travel-related companies. Had we simply judged our performance based on the business results these companies reported rather than their stock prices, we would have thought we had a pretty good year.

Of the 24 stocks we owned throughout fiscal 2018, only eight produced a total return of at least 10% while owned by the Fund (in a year in which the S&P 500 increased by 18%). Of the 16 that fell short of this hurdle, three were the companies mentioned above that disappointed fundamentally relative to our expectations. Of the remaining 13 holdings whose stocks underperformed, 11 actually produced earnings results broadly in line with our expectations, but investor fears of an upcoming recession grew throughout the year, heightened by concerns about the effects of tariffs on the broader economy, which resulted in poor stock prices, despite good business performance.

In only a slight oversimplification, if we identify a business we believe is worth $100 per share, we will set a buy target of $60 and a sell target of $90 for the stock. At any given point in time, our portfolio is a mix of some stocks selling below the buy targets and others selling at all levels between the buy and sell targets. When business fundamentals outperform stock prices, stocks, in our view, become more attractive. Today, 62% of the stocks held in Oakmark Select are below our buy targets. That compares to a year ago when 25% were below the buy targets. We are applying the same processes that created the long-term

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 11

Oakmark Select Fund  September 30, 2018

Portfolio Manager Commentary (continued)

track record that was referenced earlier, and are applying at least the same level of talent and effort to making our investment decisions. We believe the recent underperformance has made the Oakmark Select Fund more attractive—and we have been buying more shares of the Fund ourselves this year. We hope you consider joining us to take advantage of the recent weakness.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 85.

12 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.0%
INFORMATION TECHNOLOGY - 25.2%
SOFTWARE & SERVICES - 18.9%
Alphabet, Inc., Class C (a)	444	$529,483
MasterCard, Inc., Class A	1,439	320,336
Oracle Corp.	3,617	186,492
Alphabet, Inc., Class A (a)	73	88,205
		1,124,516
TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
TE Connectivity, Ltd.	4,243	373,082
		1,497,598
FINANCIALS - 23.3%
BANKS - 10.1%
Citigroup, Inc.	5,112	366,735
Bank of America Corp.	8,001	235,697
		602,432
DIVERSIFIED FINANCIALS - 8.7%
Ally Financial, Inc.	11,500	304,175
Capital One Financial Corp.	2,285	216,906
		521,081
INSURANCE - 4.5%
American International Group, Inc.	4,995	265,944
		1,389,457
CONSUMER DISCRETIONARY - 19.7%
AUTOMOBILES & COMPONENTS - 8.7%
Fiat Chrysler Automobiles N.V. (a)	17,434	305,271
Adient PLC (b)	5,400	212,274
		517,545
MEDIA - 3.9%
Charter Communications, Inc., Class A (a)	720	234,634
CONSUMER SERVICES - 3.6%
MGM Resorts International	7,584	211,683
RETAILING - 3.5%
Qurate Retail, Inc. (a)	9,293	206,395
		1,170,257
ENERGY - 11.0%
Apache Corp.	5,716	272,482
Chesapeake Energy Corp. (a)	44,860	201,423
Weatherford International PLC (a) (b)	67,380	182,601
		656,506
INDUSTRIALS - 6.9%
CAPITAL GOODS - 3.5%
General Electric Co.	18,300	206,607
TRANSPORTATION - 3.4%
American Airlines Group, Inc.	4,900	202,517
		409,124
	Shares	Value
REAL ESTATE - 6.8%
CBRE Group, Inc., Class A (a)	9,248	$407,815
HEALTH CARE - 4.1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.1%
Regeneron Pharmaceuticals, Inc. (a)	600	242,424
TOTAL COMMON STOCKS - 97.0% (COST $3,697,133)		5,773,181
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
GOVERNMENT AND AGENCY SECURITIES - 1.7%
Federal National Mortgage Association, 2.04%, due 10/01/18 (c) (Cost $100,000)	$100,000	100,000
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $79,806, collateralized by a United States Treasury Note, 2.750% due 04/30/23, value plus accrued interest of $81,397 (Cost: $79,797)	79,797	79,797
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $179,797)		179,797
TOTAL INVESTMENTS - 100.0% (COST $3,876,930)		5,952,978
Other Assets In Excess of Liabilities - 0.0% (d)		897
TOTAL NET ASSETS - 100.0%		$5,953,875

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Select Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry for the below affiliate can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2017	Value September 30, 2018	Percent of Net Assets
Adient PLC	5,400	$663,193	$307,512	$(119,685)	$(20,875)	$3,117	$0	$212,274	3.6%
Weatherford International PLC	67,380	191,163	144,317	(47,899)	(39,546)	0	229,883	182,601	3.1%
TOTAL	72,780	$854,356	$451,829	$(167,584)	$(60,421)	$3,117	$229,883	$394,875	6.7%

See accompanying Notes to Financial Statements.

14 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	2.46%	5.29%	9.22%	6.99%	7.51%	10.08%	11/01/95
Lipper Balanced Fund Index	3.07%	6.91%	9.14%	7.29%	7.70%	6.95%
S&P 500 Index	7.71%	17.91%	17.31%	13.95%	11.97%	9.32%
Barclays U.S. Govt./Credit Index	0.06%	-1.37%	1.45%	2.23%	3.95%	4.99%
Oakmark Equity and Income Fund (Advisor Class)	2.46%	5.42%	N/A	N/A	N/A	9.30%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	2.49%	5.47%	N/A	N/A	N/A	9.32%	11/30/16
Oakmark Equity and Income Fund (Service Class)	2.35%	4.99%	8.90%	6.67%	7.18%	8.45%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	4.8
General Motors Co.	4.0
TE Connectivity, Ltd.	3.7
Mastercard, Inc., Class A	3.6
Nestlé SA	3.0
UnitedHealth Group, Inc.	2.6
CVS Health Corp.	2.5
Philip Morris International, Inc.	2.1
Alphabet, Inc., Class C	2.0
Citigroup, Inc.	2.0
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	45
Net Assets	$15.4 billion
Weighted Average Market Cap	$127.5 billion
Median Market Cap	$30.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.87%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Information Technology	12.3
Financials	11.2
Consumer Discretionary	11.1
Health Care	7.9
Consumer Staples	7.2
Industrials	5.0
Energy	4.2
Materials	1.2
Real Estate	0.9
Total Equity Investments	61.0
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	14.1
Government and Agency Securities	12.4
Covertible Bond	0.1
Total Fixed Income Investments	26.6
Short-Term Investments and Other	12.3

See accompanying Disclosures and Endnotes on page 85.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2018

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Some investment industry commentators have questioned the substandard performance history of traditional value equities following the financial crisis and have posited that recent economic changes have made traditional value factors, especially price-to-book ratios9, obsolete. The basic argument is that intangible assets (e.g., patents, trademarks, research & development (R&D) spending, etc.) have become an increasingly dominant proportion of a modern company's net worth and current accounting conventions fail to capture these assets adequately. In support of this view, in 1975, over 80% of the stock market value of an average company was represented by tangible book value, with intangibles representing the rest. Today those metrics are flip-flopped.

Regular readers of the Oakmark Funds' group quarterly reports know that our colleague Bill Nygren recently addressed the inadequacies of GAAP accounting. Expenditures for property, plant and equipment are capitalized as an asset on the balance sheet and depreciated over the estimated life of that equipment. But other expenditures that yield long-term benefits, such as the R&D that a pharmaceutical company puts toward a new drug or the upfront marketing expense that a software company incurs to acquire a new customer, are expensed immediately and generate no corresponding asset. To confuse things further, an intangible asset that is acquired is treated differently than one that is developed internally.

This is all very interesting, but what does this mean for us as managers of the Equity and Income Fund? Our job is to seek value wherever we can find it in both the equity and the fixed income market. To do that, however, we must recognize that value itself is always evolving and we must also evolve to keep up. When considering investing in an equity, we always ask, "What is the price we could pay for this company and earn a fair return if we had to purchase it in its entirety and could never sell it again?" When we can estimate that price and can buy the equity at a sufficient discount, we believe that we have uncovered true value. But our analysis must continually progress for us to avoid an obsolete understanding of business value.

Several decades ago, some disciples of Benjamin Graham limited their investing to companies that were selling for less than the net value of their current assets minus all liabilities (net-nets). Over time, this investing method lost relevance as the economy developed and net-nets disappeared. Similarly, we must strive to stay ahead of the wave rather than fighting to catch up. One tactic that we use to fight obsolescence is to regularly hire new investment analysts, who, although fundamentally value oriented, have different ways of understanding exactly what that means. Another is our "devil's advocate reviews" in which an analyst is charged with attacking our collective thinking on an issue. "Evolve or die out" is true in nature, and we realize that this also applies to our investing.

Quarter and Fiscal-Year Review

The Equity and Income Fund returned 2.5% in the quarter, which compares to 3.1% for the Lipper Balanced Fund Index7, the Fund's performance benchmark. For the nine months of the calendar year, the Fund returned 1.0%, compared to 3.2% for the Lipper Balanced Fund Index. And for the 12 months ended September 30 (the Fund's fiscal year), Equity and Income earned 5.3%, which compares to 6.9% for the Lipper Balanced Fund Index. The annualized compound rate of return since inception in 1995 is 10.1%, while the corresponding return to the Lipper Balanced Fund Index is 7.0%.

HCA Healthcare, CVS, Mastercard, Dover and Oracle provided the largest contribution to portfolio return in the quarter. Detractors included General Motors (GM), Lear, PDC Energy, State Street and TE Connectivity. Contributors for the calendar year to date were MasterCard, HCA Healthcare, UnitedHealth Group, National Oilwell Varco and Charter Communications. GM, Philip Morris International, Arconic, Lear and TE Connectivity were the leading detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Mastercard, Bank of America, UnitedHealth Group, HCA Healthcare and Dover. The stocks that detracted most were GM, Philip Morris International, Lear, Baker Hughes and BorgWarner.

One year ago, we wrote about the strong performance of the automotive industry stocks in the portfolio. This proved to be a premature celebration, as the 12-month detractor list demonstrates all too well. We continue to believe that the automotive sector is attractively priced. Concerning GM, the Fund's second largest holding, we were very intrigued by Softbank's $2.25 billion investment in GM's Cruise Automation subsidiary. If Softbank is correct that GM's stake in Cruise Automation is worth around $9 billion, then the valuation of GM's traditional business is less than 5x EPS10, which seems absurdly cheap. GM now trades near the price where it went public in 2010 ($33). Since then, the company has cumulatively earned more than $33/share and paid out nearly $7 in dividends. Critics of the stock will point to the current economic cycle, tariffs and the long-term threat from autonomous vehicles and ride-sharing. These concerns fail to take into account our estimate that nearly 75% of GM's earnings come from pickup trucks and large SUVs—a market segment where the company has a dominant and protected competitive moat. We believe this part of the business alone is worth more than the current stock price, even without giving credit for Cruise or GM's valuable China business.

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2018

Portfolio Manager Commentary (continued)

Transaction Activity

During the quarter, we initiated one new holding and also eliminated one. New holding Flex is undergoing a business transformation that should result in improved margins and less cyclical, faster earnings growth. A decade ago, the company, then known as Flextronics, looked like a classic contract manufacturer. Like its peers, the company had a concentrated customer base, composed almost entirely of electronics companies, and it would manufacture products to meet customer specifications. Contract manufacturers have few meaningful competitive advantages in the low-margin manufacturing business, as their main value-add is locating production in low-cost regions.

However, since Mike McNamara took over as CEO in 2006, Flex has been diversifying its customer base to include industries such as medical, automotive and even shoe manufacturing for Nike. The company is also investing in what it calls "sketch-to-scale" capabilities, in which Flex's engineers are actually involved in the design phase of customers' products. This is a better business than contract manufacturing due to higher barriers to entry, stickier customer relationships and higher profit margins. Sketch-to-scale arrangements account for about 27% of revenues today and should be close to 40% by 2020. Recently, the stock price has been hurt by worries about tariffs and component shortages, as well as a surge in new orders, which has pressured margins and free cash flow as the company has added capacity and inventory to fulfill these orders. None of these worries will have a meaningful impact on long-term business value, and at about 10x year next 12 months EPS10 plus amortization, the stock is much too cheap, given the durable earnings growth and high return on invested capital we see ahead.

The only portfolio elimination was Wells Fargo. The Fund has a substantial commitment to the financial industry generally, and we sold Wells Fargo to fund purchases of more attractively valued securities.

Fixed Income/Fund Distributions

Over the past few years, we have often argued that "income is overpriced," which is simply another way of saying that interest rates/dividend yields are too low. Recognize that this statement has consequences: if interest rates go up from these historically low levels, bond prices go down. Given that we have struggled to find true value in income for quite some time, we have maintained a conservative, risk-averse posture in our fixed income investing. This positioning has served us well this year. With the 10-year U.S. Treasury yield finally breaking through the 3% level, the Bloomberg Barclays U.S. Aggregate Bond Index11 looks likely to be down for the year, only the fourth time since 1990.

The fixed income portion of our portfolio, however, has shown positive returns. Given the increase in interest rates, we are finally beginning to see more attractive opportunities in the fixed income market. Of course, the danger is that this increased competition from bonds could pull money away from stocks with negative consequences for equities, so we must not see this interest rate move as entirely positive. But we hope that the changing environment will give us the opportunity to increase portfolio yield and, thereby, allow for larger income distributions.

Periodically, we receive queries from shareholders along the following lines: "Why does a fund with the word 'income' in its name not provide more in the way of income distributions?" Although we are all too aware of our failings in managing this Fund, less than anticipated income may be the one that nags at us most. When we incepted the Fund in 1995, fixed income interest rates and equity dividend yields were much higher than what soon became available to us in managing the Fund. In 1995, we lived in a world where we could generate 5-8% yields in the bond portfolio and earn 2-4% dividend yields on stocks. This could allow for something like a 3% income yield on the Fund portfolio, which would be available for distribution to shareholders. Several things occurred to change this math, however. First, interest rates declined almost continuously until their 2016 bottom when the rate on the 10-year Treasury hit 1.36%. Second, corporate leaders deemphasized dividends in favor of share repurchases. And last but not least, equity prices rose, perforce reducing dividend yields.

As noted above, we are finally beginning to see more attractive opportunities in the fixed income market. We hope that the changing environment will give us the opportunity to increase portfolio yield and, thereby, allow for larger income distributions. We thank our shareholders for entrusting their assets to the Fund, especially our long-suffering income-oriented investors. We welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 85.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 61.0%
INFORMATION TECHNOLOGY - 12.3%
SOFTWARE & SERVICES - 7.7%
MasterCard, Inc., Class A	2,502	$557,059
Alphabet, Inc., Class C (a)	263	313,644
Oracle Corp.	4,806	247,803
CoreLogic, Inc. (a)	1,293	63,887
		1,182,393
TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
TE Connectivity, Ltd.	6,483	570,059
CommScope Holding Co., Inc. (a)	1,938	59,608
Flex, Ltd. (a)	2,484	32,588
		662,255
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Qorvo, Inc. (a)	609	46,857
		1,891,505
FINANCIALS - 11.2%
BANKS - 6.8%
Bank of America Corp.	24,830	731,492
Citigroup, Inc.	4,360	312,765
		1,044,257
DIVERSIFIED FINANCIALS - 3.4%
Ally Financial, Inc.	9,173	242,623
The Bank of New York Mellon Corp.	3,030	154,482
State Street Corp.	1,551	129,960
		527,065
INSURANCE - 1.0%
American International Group, Inc.	2,869	152,749
		1,724,071
CONSUMER DISCRETIONARY - 11.1%
AUTOMOBILES & COMPONENTS - 6.5%
General Motors Co.	18,472	621,939
BorgWarner, Inc.	4,477	191,510
Lear Corp.	1,316	190,883
		1,004,332
MEDIA - 2.2%
Charter Communications, Inc., Class A (a)	778	253,502
Comcast Corp., Class A	2,120	75,069
		328,571
RETAILING - 1.6%
Foot Locker, Inc.	4,066	207,305
Qurate Retail, Inc. (a)	1,705	37,878
		245,183
CONSUMER SERVICES - 0.4%
MGM Resorts International	2,351	65,623
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc.	664	$65,500
		1,709,209
HEALTH CARE - 7.9%
HEALTH CARE EQUIPMENT & SERVICES - 7.2%
UnitedHealth Group, Inc.	1,506	400,773
CVS Health Corp.	4,911	386,622
HCA Healthcare, Inc.	1,796	249,859
LivaNova PLC (a)	547	67,785
		1,105,039
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
Regeneron Pharmaceuticals, Inc. (a)	271	109,535
		1,214,574
CONSUMER STAPLES - 7.2%
FOOD, BEVERAGE & TOBACCO - 7.2%
Nestlé SA (b)	5,623	467,833
Philip Morris International, Inc.	3,956	322,597
Diageo PLC (b)	2,198	311,405
		1,101,835
INDUSTRIALS - 5.0%
CAPITAL GOODS - 4.2%
Dover Corp.	2,826	250,159
Arconic, Inc.	6,587	144,985
Johnson Controls International plc	3,895	136,315
Carlisle Cos., Inc.	560	68,184
WESCO International, Inc. (a)	682	41,884
		641,527
TRANSPORTATION - 0.8%
American Airlines Group, Inc.	2,898	119,767
		761,294
ENERGY - 4.2%
National Oilwell Varco, Inc.	6,830	294,224
Anadarko Petroleum Corp.	1,417	95,500
PDC Energy, Inc. (a)	1,900	93,043
Baker Hughes a GE Co.	2,438	82,474
Apergy Corp. (a)	1,772	77,199
		642,440
MATERIALS - 1.2%
Glencore PLC	43,500	188,065
REAL ESTATE - 0.9%
The Howard Hughes Corp. (a)	555	68,888
Gaming and Leisure Properties, Inc. REIT	1,833	64,599
		133,487
TOTAL COMMON STOCKS - 61.0% (COST $5,211,468)		9,366,480

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 8.10% (3 mo. USD LIBOR + 5.785%),	498	$13,084
TOTAL PREFERRED STOCKS - 0.1% (COST $13,006)		13,084
	Par Value	Value
FIXED INCOME - 26.6%
CORPORATE BONDS - 14.1%
CONSUMER DISCRETIONARY - 4.0%
Adient Global Holdings, Ltd., 144A 4.875%, due 08/15/26 (d)	$7,000	6,221
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	9,534
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	14,290
3.55%, due 03/15/28	9,950	9,512
2.75%, due 03/15/23	6,965	6,674
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,028
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,012
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	24,641
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	237
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,164
4.20%, due 03/15/28	9,950	9,519
4.50%, due 02/01/24	2,985	3,003
Dana, Inc. 6.00%, due 09/15/23	3,925	4,038
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	1,000	941
Dollar Tree, Inc. 3.036% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	6,965	6,976
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (d)	4,910	5,284
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	28,889
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,893
General Motors Co. 4.875%, due 10/02/23	41,400	42,387
3.50%, due 10/02/18	29,525	29,525
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	4,997
3.10%, due 01/15/19	4,915	4,919
Hyatt Hotels Corp. 4.375%, due 09/15/28	4,975	4,892
	Par Value	Value
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	$19,600	$20,335
6.25%, due 02/15/22 (d)	14,800	15,337
6.25%, due 01/15/27 (d)	200	202
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (d)	1,000	996
5.00%, due 06/01/24 (d)	1,000	992
Lear Corp. 5.25%, due 01/15/25	11,060	11,429
5.375%, due 03/15/24	10,512	10,808
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	1,905
Live Nation Entertainment, Inc., 144A 4.87%, due 11/01/24 (d)	14,935	14,636
5.375%, due 06/15/22 (d)	6,975	7,062
5.625%, due 03/15/26 (d)	4,975	5,025
Marriott International, Inc. 4.00%, due 04/15/28	4,975	4,870
Mattel, Inc., 144A 6.75%, due 12/31/25 (d)	4,980	4,880
MGM Resorts International 8.62%, due 02/01/19	3,532	3,585
5.75%, due 06/15/25	2,985	2,996
Netflix, Inc. 5.87%, due 02/15/25	11,940	12,343
5.37%, due 02/01/21	1,990	2,040
Netflix, Inc., 144A 4.87%, due 04/15/28 (d)	31,840	29,930
5.87%, due 11/15/28 (d)	6,965	6,939
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.62%, due 05/01/22	30,425	30,253
6.25%, due 07/15/19	2,950	3,025
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	9,599
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,028
5.37%, due 12/01/24	3,580	3,508
Sands China Ltd, 144A 5.40%, due 08/08/28 (d)	5,000	4,976
5.125%, due 08/08/25 (d)	3,000	2,993
4.60%, due 08/08/23 (d)	2,000	2,000
Scientific Games International, Inc. 10.00%, due 12/01/22	19,665	20,820
Starbucks Corp. 3.80%, due 08/15/25	9,950	9,884
4.00%, due 11/15/28	2,985	2,977
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,906
Tapestry, Inc. 3.00%, due 07/15/22	12,145	11,708
4.125%, due 07/15/27	4,975	4,718
Tempur Sealy International, Inc. 5.50%, due 06/15/26	1,965	1,884
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,051
The William Carter Co. 5.25%, due 08/15/21	36,132	36,493

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 26.6% (continued)
CORPORATE BONDS - 14.1% (continued)
CONSUMER DISCRETIONARY - 4.0% (continued)
Tribune Media Co. 5.875%, due 07/15/22	$1,000	$1,018
Under Armour, Inc. 3.25%, due 06/15/26	12,565	11,073
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,912
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,076
		612,788
FINANCIALS - 3.7%
Aflac, Inc. 2.875%, due 10/15/26	980	905
Ally Financial, Inc. 3.75%, due 11/18/19	9,940	9,903
American Express Credit Corp. 1.875%, due 11/05/18	4,915	4,914
2.60%, due 09/14/20	2,945	2,918
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,635
Aon Corp. 5.00%, due 09/30/20	14,745	15,179
Bank of America Corp. 2.151%, due 11/09/20	6,970	6,821
4.45%, due 03/03/26	5,000	5,006
Capital One Bank USA NA 2.15%, due 11/21/18	3,768	3,766
Capital One NA 1.85%, due 09/13/19	39,255	38,826
Citigroup, Inc. 2.45%, due 01/10/20	19,910	19,736
3.40%, due 05/01/26	15,000	14,256
4.05%, due 07/30/22	13,338	13,451
2.05%, due 12/07/18	2,098	2,096
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	9,928
5.25%, due 05/30/25	5,895	6,028
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	31,573
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	6,904
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	24,798
3.80%, due 06/09/23	14,750	14,572
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,736
3.80%, due 08/24/27	4,975	4,729
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	28,990
3.514%(3 mo. USD LIBOR + 0.61%), due 06/18/22 (c)	24,870	24,896
3.572%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,307
	Par Value	Value
Moody's Corp. 4.50%, due 09/01/22	$13,040	$13,413
2.625%, due 01/15/23	12,201	11,699
5.50%, due 09/01/20	3,780	3,930
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	24,830	25,426
5.375%, due 05/15/27 (d)	6,965	7,104
4.75%, due 08/01/26 (d)	5,925	5,880
5.75%, due 08/15/25 (d)	2,950	3,083
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,698
2.37%, due 11/21/21 (d)	6,970	6,708
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,758
S&P Global, Inc. 4.00%, due 06/15/25	17,150	17,198
2.95%, due 01/22/27	9,810	9,088
4.40%, due 02/15/26	1,970	2,021
3.30%, due 08/14/20	1,970	1,970
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	19,897
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,102
2.30%, due 12/13/19	6,970	6,909
3.20%, due 02/23/23	7,000	6,847
4.089%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,085
2.625%, due 04/25/21	2,000	1,959
2.875%, due 02/25/21	1,000	987
2.55%, due 10/23/19	980	976
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,867
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	14,572
3.572%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,774
Wells Fargo Bank NA 1.80%, due 11/28/18	9,900	9,890
2.15%, due 12/06/19	9,900	9,805
		563,519
HEALTH CARE - 1.8%
Abbott Laboratories 2.90%, due 11/30/21	16,625	16,417
AbbVie, Inc. 3.75%, due 11/14/23	6,965	6,938
Becton Dickinson and Co. 2.675%, due 12/15/19	12,811	12,739
2.133%, due 06/06/19	11,828	11,758
3.30%, due 03/01/23	11,204	10,921
3.261%(3 mo. USD LIBOR + 0.87%), due 12/29/20 (c)	9,950	9,965
2.894%, due 06/06/22	2,985	2,902
3.363%, due 06/06/24	2,985	2,884
Centene Corp. 4.75%, due 05/15/22	20,084	20,310

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 26.6% (continued)
CORPORATE BONDS - 14.1% (continued)
HEALTH CARE - 1.8% (continued)
CVS Health Corp. 4.00%, due 12/05/23	$18,198	$18,235
5.00%, due 12/01/24	6,880	7,178
4.75%, due 12/01/22	6,880	7,126
2.25%, due 08/12/19	2,884	2,868
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	6,961
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,890
Halfmoon Parent Inc, 144A 4.125%, due 11/15/25 (d)	2,985	2,977
4.375%, due 10/15/28 (d)	2,985	2,976
HCA, Inc. 6.50%, due 02/15/20	9,895	10,296
5.00%, due 03/15/24	7,465	7,652
5.625%, due 09/01/28	2,985	3,000
4.25%, due 10/15/19	1,990	2,005
5.375%, due 09/01/26	500	505
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	7,664
Johnson & Johnson 2.90%, due 01/15/28	14,925	14,157
McKesson Corp. 3.95%, due 02/16/28	2,985	2,882
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,275
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,910
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,858
5.00%, due 06/01/26 (d)	12,805	12,837
3.75%, due 08/01/19 (d)	6,970	7,005
Zimmer Biomet Holdings, Inc. 3.089%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,980
3.15%, due 04/01/22	3,810	3,732
3.70%, due 03/19/23	2,985	2,965
		267,768
INFORMATION TECHNOLOGY - 1.3%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,490
3.75%, due 12/01/21	4,710	4,696
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,546
2.375%, due 01/15/20	9,955	9,838
3.625%, due 01/15/24	9,955	9,672
3.50%, due 01/15/28	4,975	4,521
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	9,903
5.00%, due 09/01/23	6,965	7,052
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (d)	14,438	13,897
	Par Value	Value
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	$2,985	$3,007
5.00%, due 06/15/21 (d)	995	996
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	15,485
4.42%, due 06/15/21 (d)	2,940	2,984
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	20,591
3.70%, due 03/01/21	14,740	14,857
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	10,594
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,545
2.80%, due 06/15/21	4,910	4,826
Motorola Solutions, Inc. 3.75%, due 05/15/22	9,950	9,866
4.60%, due 02/23/28	2,985	2,918
Qorvo Inc, 144A 5.50%, due 07/15/26 (d)	4,975	5,062
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	989
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	9,600
2.35%, due 08/01/19	1,812	1,804
		205,739
INDUSTRIALS - 1.2%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	14,853
BAT Capital Corp., 144A 2.297%, due 08/14/20 (d)	19,900	19,501
3.557%, due 08/15/27 (d)	6,965	6,486
CH Robinson Worldwide, Inc. 4.20%, due 04/15/28	2,985	2,940
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,519
3.80%, due 04/19/23	9,425	9,257
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,219
4.00%, due 09/21/23	9,945	9,976
Hilton Domestic Operating Co., Inc., 144A 5.125%, due 05/01/26 (d)	14,925	14,850
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (d)	100	101
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	11,975
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	6,875	6,872
Union Pacific Corp. 3.75%, due 07/15/25	9,950	9,951
3.20%, due 06/08/21	6,965	6,961
3.50%, due 06/08/23	6,965	6,947
United Technologies Corp. 3.65%, due 08/16/23	4,975	4,953
3.35%, due 08/16/21	1,990	1,987
3.95%, due 08/16/25	1,990	1,981
USG Corp., 144A 4.875%, due 06/01/27 (d)	6,965	7,042

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 26.6% (continued)
CORPORATE BONDS - 14.1% (continued)
INDUSTRIALS - 1.2% (continued)
Wabtec Corp. 3.382% (3 mo. USD LIBOR + 1.050%), due 09/15/21 (c)	$4,975	$4,985
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,370
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	13,538
5.375%, due 12/15/21	5,305	5,358
		190,622
REAL ESTATE - 0.9%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	25,907
4.875%, due 03/01/26	19,665	20,053
GLP Capital, LP / GLP Financing II, Inc. REIT 4.875%, due 11/01/20	14,975	15,258
5.375%, due 11/01/23	12,000	12,401
5.75%, due 06/01/28	4,975	5,118
5.25%, due 06/01/25	4,975	5,056
5.375%, due 04/15/26	3,925	3,986
4.375%, due 04/15/21	1,965	1,980
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT
5.625%, due 05/01/24	2,945	3,019
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	14,920
5.25%, due 01/15/26	9,835	9,959
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	11,945	11,825
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,406
3.50%, due 02/01/25	1,000	955
		132,843
CONSUMER STAPLES - 0.5%
Diageo Capital PLC 3.875%, due 05/18/28	5,000	5,030
3.00%, due 05/18/20	5,000	4,992
3.50%, due 09/18/23	4,800	4,816
General Mills, Inc. 4.00%, due 04/17/25	1,990	1,970
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	6,260	6,362
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	14,126
3.00%, due 11/15/20	6,885	6,861
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,201
1.625%, due 10/28/19 (d)	7,764	7,654
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	1,891
5.50%, due 03/01/25 (d)	500	496
5.75%, due 03/01/27 (d)	500	490
	Par Value	Value
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	$6,420	$6,321
3.35%, due 02/01/22 (d)	4,975	4,809
2.65%, due 10/03/21 (d)	3,980	3,794
4.25%, due 02/01/27 (d)	995	936
		78,749
ENERGY - 0.4%
Apergy Corp., 144A 6.375%, due 05/01/26 (d)	4,975	5,112
Cenovus Energy, Inc. 5.70%, due 10/15/19	9,470	9,692
Oceaneering International, Inc. 4.65%, due 11/15/24	5,895	5,645
Schlumberger Holdings Corp., 144A 2.35%, due 12/21/18 (d)	14,740	14,733
4.00%, due 12/21/25 (d)	9,830	9,828
Weatherford International LLC, 144A 9.875%, due 03/01/25 (d)	9,950	9,602
		54,612
TELECOMMUNICATION SERVICES - 0.2%
AT&T, Inc. 5.00%, due 03/01/21	16,710	17,295
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,187
		32,482
MATERIALS - 0.1%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,536
3.875%, due 10/27/27 (d)	9,950	9,224
		18,760
COMMUNICATIONS - 0.0% (f)
Discovery Communications LLC, 144A 2.80%, due 06/15/20 (a) (d)	3,930	3,890
Total Corporate Bonds (Cost $2,170,011)		2,161,772
GOVERNMENT AND AGENCY SECURITIES - 12.4%
U.S. GOVERNMENT NOTES - 12.3%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20 (i)	485,101	490,640
2.125%, due 01/15/19 (i)	234,024	234,594
United States Treasury Notes 1.75%, due 10/31/20	223,550	218,651
1.625%, due 04/30/19	199,000	198,052
2.375%, due 12/31/20	198,945	196,901
1.375%, due 12/15/19	99,500	97,938
1.625%, due 07/31/20	99,485	97,379
1.25%, due 11/30/18	73,725	73,614
2.00%, due 11/30/22	74,625	71,900
1.75%, due 03/31/22	74,645	71,776
1.875%, due 11/30/21	49,785	48,266
2.125%, due 12/31/22	49,745	48,130
1.50%, due 11/30/19	24,875	24,534
2.125%, due 01/31/21	24,570	24,165
		1,896,540

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark Equity and Income Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 26.6% (continued)
GOVERNMENT AND AGENCY SECURITIES - 12.4% (continued)
U.S. GOVERNMENT AGENCIES - 0.1%
Federal Farm Credit Bank, 1.68%, due 08/16/21	$17,165	$16,582
Total Government and Agency Securities (Cost $1,921,698)		1,913,122
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,501)	14,915	14,732
TOTAL FIXED INCOME - 26.6% (COST $4,106,210)		4,089,626
SHORT-TERM INVESTMENTS - 12.2%
COMMERCIAL PAPER - 7.3%
General Mills, Inc., 144A, 2.18% - 2.32%, due 10/01/18 - 10/24/18 (d) (g)	256,175	255,994
Schlumberger Holdings Corp., 144A, 2.24% - 2.39%, due 10/01/18 - 10/11/18 (d) (g)	180,435	180,369
Walgreens Boots, 2.29% - 2.6%, due 10/02/18 - 11/09/18 (g)	149,400	149,207
Anthem, Inc., 144A, 2.33% - 2.34%, due 10/01/18 - 10/04/18 (d) (g)	124,750	124,740
Campbell Soup Co., 144A, 2.49% - 2.61%, due 10/02/18 - 11/19/18 (d) (g)	100,120	99,900
Kraft Food Group, Inc., 144A, 2.50% - 2.51%, due 10/23/18 - 12/10/18 (d) (g)	99,500	99,254
Toyota Motor Credit Corp., 2.3%, due 10/31/18 - 11/01/18 (g)	74,600	74,459
American Honda Finance Corp., 2.21% - 2.22%, due 10/04/18 - 10/22/18 (g)	68,700	68,644
Kellogg Co., 144A, 2.21% - 2.3%, due 10/01/18 - 10/09/18 (d) (g)	55,000	54,987
MetLife Short Term Funding LLC, 144A, 2.28%, due 10/22/18 (d) (g)	12,000	11,984
Total Commercial Paper (Cost $1,119,548)		1,119,538
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 4.2%
Federal National Mortgage Association, 2.04%, due 10/01/18 (g) (Cost $650,000)	$650,000	$650,000
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $114,751, collateralized by United States Treasury Notes, 2.000% - 2.750%, due 11/30/22 - 04/30/23, aggregate value plus accrued interest of $117,034 (Cost: $114,739)	114,739	114,739
TOTAL SHORT-TERM INVESTMENTS - 12.2% (COST $1,884,287)		1,884,277
TOTAL INVESTMENTS - 99.9% (COST $11,214,971)		15,353,467
Foreign Currencies - 0.0% (f)		0	(h)
Other Assets In Excess of Liabilities - 0.1%		9,128
NET ASSETS - 100.0%		$15,362,595

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of September 30, 2018.

(d)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(e)  Security is perpetual and has no stated maturity date.

(f)  Amount rounds to less than 0.1%.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than $1,000.

(i)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

24 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 25

Oakmark Global Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	0.09%	1.02%	11.03%	6.33%	8.44%	10.18%	08/04/99
MSCI World Index	4.98%	11.24%	13.54%	9.28%	8.56%	5.00%
Lipper Global Fund Index[13]	3.38%	7.63%	12.46%	8.36%	8.03%	5.57%
Oakmark Global Fund (Advisor Class)	0.09%	1.10%	N/A	N/A	N/A	14.23%	11/30/16
Oakmark Global Fund (Institutional Class)	0.12%	1.18%	N/A	N/A	N/A	14.31%	11/30/16
Oakmark Global Fund (Service Class)	0.03%	0.73%	10.70%	5.98%	8.08%	10.27%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Daimler AG	4.9
Mastercard, Inc., Class A	4.8
Alphabet, Inc., Class C	4.4
Lloyds Banking Group PLC	4.4
Bank of America Corp.	4.3
TE Connectivity, Ltd.	4.1
CNH Industrial N.V.	3.8
General Motors Co.	3.7
Credit Suisse Group AG	3.5
Allianz SE	3.5
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	43
Net Assets	$2.3 billion
Weighted Average Market Cap	$106.6 billion
Median Market Cap	$30.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.21%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	29.3
Financials	22.7
Information Technology	19.7
Industrials	12.9
Materials	4.7
Health Care	4.7
Energy	2.0
Consumer Staples	1.0
Short-Term Investments and Other	3.0
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.3
United States	46.3
Europe	39.7
United Kingdom	15.5
Germany*	13.0
Switzerland	10.0
Ireland*	1.2
Asia	6.0
Japan	4.4
% of Equity
Asia (cont'd)	6.0
India	1.0
China	0.6
Africa	3.3
South Africa	3.3
Australasia	2.4
Australia	2.4
Latin America	2.3
Mexico	2.3

*  Euro currency countries comprise 14.2% of equity investments.

See accompanying Disclosures and Endnotes on page 85.

26 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

The Oakmark Global Fund earned 0.1% in the quarter, trailing the 5.0% that the MSCI World Index12 generated and the 3.4% that the Lipper Global Fund Index13 returned. For the calendar nine months, the Fund lost 2.8%, compared to a return of 5.4% for the MSCI World Index and 2.7% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the Fund earned 1.0%, which compares to 11.2% for the MSCI World Index and 7.6% for the Lipper Global Fund Index.

The countries that contributed most to return in the quarter were the U.S., Australia and India, while South Africa, Switzerland and the U.K. detracted from return. Mastercard (U.S.), Arconic (U.S.), CNH Industrial (U.K.), Oracle (U.S.) and Alphabet (U.S.) were the largest contributors to return, while Travis Perkins (U.K.), General Motors (U.S.), Naspers (South Africa), Bayer (Germany) and Julius Baer Group (Switzerland) detracted most.

Over the calendar nine months, the U.S., China and the Netherlands were the countries that contributed most to return—and, in fact, were the only ones to generate a positive return—while the U.K., Germany and Switzerland detracted. The companies whose stocks contributed most were all from the U.S.: Mastercard, Tenet Healthcare, Alphabet, Interpublic Group and National Oilwell Varco. The largest detractors from return were Daimler (Germany), Travis Perkins, General Motors, Credit Suisse (Switzerland) and Lloyds Banking Group (U.K.).

For the Fund's fiscal year ended September 30, the U.S., Australia and India contributed most to return while the U.K., Switzerland and Mexico detracted. Again, the contributors for the period were all U.S.-domiciled: Mastercard, Alphabet, Tenet Healthcare, Bank of America and USG. The largest detractors for the 12 months were Daimler, Travis Perkins, General Electric (U.S.-sold), Grupo Televisa (Mexico) and Naspers.

After an exceptional 32% return in the previous fiscal 12 months, fiscal 2018 proved disappointing. The worldwide investing environment itself has been unusual: according to the Financial Times, "the relative performance of the S&P 500 versus the rest of the world is now at its most extreme level since 1970."14 We are fundamental value investors who seek to identify individual equities selling at a material discount to their intrinsic business value. As such, we do not make macro predictions such as "U.S. stocks will dominate non-U.S." We go wherever value takes us, and that led us to weight the Global Fund more heavily in non-U.S. issues. This proved unrewarding in fiscal 2018. (FYI, the MSCI World Index now has a 60% weight in U.S. equities, a larger than typical proportion resulting from the substantial performance differential favoring the U.S.) The portfolio has also suffered from our heavy allocation to consumer discretionary industry companies. This sector includes sub-industries, such as automotive, entertainment/media and luxury goods. Outside of Japan, automotive has been quite weak as the stock market attempts to discount trade and tariff issues. The cable television/broadband/broadcasting sub-industry also performed badly in the period for a variety of company-specific reasons.

As you may well imagine, we think that the Global Fund portfolio is unusually attractive today and we have been adding to our personal Fund holdings. We have continued to shift assets from the U.S. allocation to international to take advantage of the exceptional opportunities available abroad. The current 45% U.S. allocation, down from nearly 47% at the end of June, underrepresents the degree of this shift because of the disproportionate returns the U.S. generated versus international in the period. Value investors are often cursed with making their investment decisions too early. As we reallocate, we believe that we are identifying significant value opportunities that will be the foundation of future returns. We thank our shareholders for their patience.

Portfolio Activity

As noted above, 2018 has been a year of unusual divergences in the securities markets. Most non-U.S. markets have languished, with emerging markets particularly hard hit. In contrast, the U.S. has experienced material, if uneven, outperformance, led primarily by growth equities. In managing the Oakmark Global Fund, we seek to invest in the most undervalued equities while considering corporate governance issues, portfolio tax implications and prospectus guidelines. During the quarter, we increased the international allocation as valuation parameters continued to shift. The new purchases were Continental (Germany) and Ryanair (Ireland), while the one sale was MTU Aero Engines (Germany).

Continental's stock price has fallen due to industry-wide concerns about auto production volumes and tariffs, but we believe the company has superior end-market exposures and a lower risk profile than many of its peers. Continental's tire business accounts for about 45% of the company's earnings, and we find that it generates solid margins and returns relative to industry peers. Replacement tires account for a large portion of segment earnings and provide a meaningful source of stable growth, which gives the company an advantage over auto supplier peers, especially in an economic downturn scenario. The

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 27

Oakmark Global Fund  September 30, 2018

Portfolio Manager Commentary (continued)

company recently optimized its footprint of large, modern factories in low-cost countries. This strategy benefits Continental, compared to other global tire manufacturers that are burdened with onerous legacy cost structures in smaller, less-automated plants, which are difficult and costly to shutter. The company also has leading market share in concentrated segments of the automotive components business, where it derives a good amount of revenue from high value-added components. We expect increasing trends for vehicle electrification and autonomous driving will provide significant, ongoing growth in this part of Continental's business. In addition, we think management has done a good job improving the company by taking action to deleverage the business, enhance profitability and drive organic growth.

Ryanair is the leading low-cost airline in Europe, and its structurally advantaged cost structure should enable it to continue to take market share from its less efficient competitors. Ryanair's share price has suffered recently as a result of flight cancellations and pilot disruptions, as the company negotiates new contracts with its employees. We believe this disruption will be temporary as Ryanair's enhanced offer is now in excess of what pilots can earn at competing airlines, and we are seeing encouraging signs of acceptance. Importantly, the company will still have a far more efficient cost structure than competitors and its new labor agreement should enable the airline to replicate its low-cost offerings in new locations. We like that Ryanair is the leading ultra-low-cost carrier in Europe and that it has a strong management team that is focused on maximizing operational efficiencies to provide the lowest cost service in the region. Ryanair ranks among the best performers with regard to punctuality, canceled flights, mishandled bags and technical capability. From January 2010 to July 2017, the company had the best on-time performance in Europe each month, with the exception of one month in 2012. In addition to its low-cost structure, Ryanair has gained market share by flying into secondary airports with lower landing fees, undercutting flag carriers. The company is now the largest competitor among the low-cost carriers and possesses a 15% market share of the total intra-Europe market, and it has plans for a 22% market share by 2024. Moreover, Ryanair has a strong direct distribution platform and maintains an all Boeing 737 fleet, allowing it to make large single aircraft orders and realize procurement benefits, as well as to standardize pilot training, maintenance and utilization of spare parts. We also appreciate Ryanair's strong balance sheet, which helps it navigate turbulent markets, as well as its strong free cash flow.

MTU's strong returns reduced our margin of safety on the investment, and we exited our position as the market price approached our estimate of intrinsic value. We recycled the MTU profits into investments with better risk/return profiles.

On September 26, USG Corporation shareholders voted to approve the company's acquisition by a private German business, and although this transaction is not complete yet, a review of this holding seems appropriate. We began purchasing USG shares for the Fund in May 2015, believing that the company's position in wallboard and structural ceiling tile was undervalued. We spent five months gradually building the position in the portfolio to an appropriate size. The stock was volatile over the next three years as the company's earnings stream proved to be rather inconsistent. We stuck with the holding, however, with occasional sales to fund more pressing demands on the portfolio's cash. In early 2018, the share price rose to the $40 level, which approached our sell target. We began cutting back the holding to fund more attractive opportunities. In June, the company agreed to be acquired for $43.50 in cash, and we sold more shares both to reduce the Fund's exposure to the risk of the deal breaking and because the spread between the deal price and the market price was less rewarding than for other securities we were considering. Assuming completion of this transaction early next year, USG overall will have generated a compound annualized return in the mid-teens for the Fund—not heroic, but a solid example of our identifying an issue selling for materially less than an investor would pay to own it in its entirety. We thank the USG management team for their excellent work for the Fund's shareholders.

Currency Hedge

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found only the Swiss franc to be overvalued and have hedged approximately 19% of the Fund's franc exposure.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 85.

28 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 29.3%
MEDIA - 14.0%
Naspers, Ltd. (South Africa)	340	$73,337
The Interpublic Group of Cos., Inc. (United States)	2,314	52,911
Grupo Televisa SAB (Mexico) (a)	2,825	50,120
Liberty Global PLC, Class C (United Kingdom) (b)	1,705	48,018
Liberty Global PLC, Class A (United Kingdom) (b)	1,026	29,679
Liberty Broadband Corp., Class C (United States) (b)	344	29,033
Live Nation Entertainment, Inc. (United States) (b)	487	26,507
Charter Communications, Inc., Class A (United States) (b)	28	9,157
		318,762
AUTOMOBILES & COMPONENTS - 12.6%
Daimler AG (Germany)	1,759	111,011
General Motors Co. (United States)	2,515	84,687
Toyota Motor Corp. (Japan)	897	56,038
Continental AG (Germany)	206	35,864
		287,600
CONSUMER DURABLES & APPAREL - 2.0%
Cie Financiere Richemont SA (Switzerland)	316	25,759
Under Armour, Inc., Class C (United States) (b)	1,023	19,914
		45,673
RETAILING - 0.7%
CarMax, Inc. (United States) (b)	212	15,853
		667,888
FINANCIALS - 22.7%
BANKS - 13.1%
Lloyds Banking Group PLC (United Kingdom)	128,699	99,423
Bank of America Corp. (United States)	3,361	99,024
Citigroup, Inc. (United States)	1,101	79,000
Axis Bank, Ltd. (India) (b)	2,486	21,030
		298,477
DIVERSIFIED FINANCIALS - 6.1%
Credit Suisse Group AG (Switzerland)	5,292	79,540
Julius Baer Group, Ltd. (Switzerland)	1,213	60,684
		140,224
INSURANCE - 3.5%
Allianz SE (Germany)	355	79,098
		517,799
	Shares	Value
INFORMATION TECHNOLOGY - 19.7%
SOFTWARE & SERVICES - 13.7%
MasterCard, Inc., Class A (United States)	491	$109,302
Alphabet, Inc., Class C (United States) (b)	84	100,567
Oracle Corp. (United States)	1,251	64,486
CoreLogic, Inc. (United States) (b)	524	25,881
Baidu, Inc. (China) (a) (b)	58	13,293
		313,529
TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
TE Connectivity, Ltd. (United States)	1,068	93,892
Hirose Electric Co., Ltd. (Japan)	384	41,921
		135,813
		449,342
INDUSTRIALS - 12.9%
CAPITAL GOODS - 10.8%
CNH Industrial N.V. (United Kingdom)	7,271	87,377
Travis Perkins PLC (United Kingdom)	3,942	54,747
Arconic, Inc. (United States)	1,795	39,517
Johnson Controls International plc (United States)	1,082	37,873
USG Corp. (United States) (b)	621	26,875
		246,389
TRANSPORTATION - 2.1%
Ryanair Holdings PLC (Ireland) (a) (b)	284	27,247
Southwest Airlines Co. (United States)	351	21,901
		49,148
		295,537
MATERIALS - 4.7%
LafargeHolcim, Ltd. (Switzerland)	1,120	55,285
Incitec Pivot, Ltd. (Australia)	18,337	52,753
		108,038
HEALTH CARE - 4.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
Bayer AG (Germany)	703	62,492
HEALTH CARE EQUIPMENT & SERVICES - 2.0%
Tenet Healthcare Corp. (United States) (b)	1,555	44,245
		106,737
ENERGY - 2.0%
National Oilwell Varco, Inc. (United States)	1,035	44,584
CONSUMER STAPLES - 1.0%
FOOD, BEVERAGE & TOBACCO - 0.6%
Diageo PLC (United Kingdom)	407	14,413
HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
Reckitt Benckiser Group PLC (United Kingdom)	102	9,364
		23,777
TOTAL COMMON STOCKS - 97.0% (COST $1,727,640)		2,213,702

See accompanying Notes to Financial Statements.

Oakmark.com 29

Oakmark Global Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $50,870, collateralized by United States Treasury Notes, 2.750% due 04/30/23 - 05/31/23, aggregate value plus accrued interest of $51,885 (Cost: $50,865)	$50,865	$50,865
GOVERNMENT AND AGENCY SECURITIES - 0.7%
Federal National Mortgage Association, 2.038%, due 10/01/18 (c) (Cost $15,000)	15,000	15,000
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $65,865)		65,865
TOTAL INVESTMENTS - 99.9% (COST $1,793,505)		2,279,567
Foreign Currencies (Cost $0) - 0.0% (d)		0	(e)
Other Assets In Excess of Liabilities - 0.1%		3,362
TOTAL NET ASSETS - 100.0%		$2,282,929

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	42,233	$44,701	06/19/19	$44,178	$523
				$44,178	$523

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark Global Select Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	1.81%	-0.86%	11.27%	7.62%	11.56%	8.18%	10/02/06
MSCI World Index	4.98%	11.24%	13.54%	9.28%	8.56%	6.09%
Lipper Global Fund Index[13]	3.38%	7.63%	12.46%	8.36%	8.03%	5.81%
Oakmark Global Select Fund (Advisor Class)	1.86%	-0.75%	N/A	N/A	N/A	10.44%	11/30/16
Oakmark Global Select Fund (Institutional Class)	1.86%	-0.66%	N/A	N/A	N/A	10.49%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Lloyds Banking Group PLC	7.0
Daimler AG	6.9
Alphabet, Inc., Class C	6.4
CNH Industrial N.V.	6.4
Bank of America Corp.	5.8
Charter Communications, Inc., Class A	5.5
Citigroup, Inc.	5.5
TE Connectivity, Ltd.	5.5
Fiat Chrysler Automobiles N.V.	5.3
Credit Suisse Group AG	5.3
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$2.6 billion
Weighted Average Market Cap	$128.0 billion
Median Market Cap	$47.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.18%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Financials	32.1
Consumer Discretionary	24.2
Information Technology	13.0
Industrials	12.6
Consumer Staples	6.3
Materials	4.6
Energy	4.5
Short-Term Investments and Other	2.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	52.8
United Kingdom	29.4
Switzerland	16.3
Germany*	7.1
% of Equity
North America	47.2
United States	47.2

*  Euro currency countries comprise 7.1% of equity investments.

See accompanying Disclosures and Endnotes on page 85.

32 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 0.9% for the fiscal year ended September 30, 2018, underperforming the MSCI World Index12, which returned 11.2%. For the most recent quarter, the Fund returned 1.8%, compared to the MSCI World Index's return of 5.0%. However, the Fund has returned an average of 8.2% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 6.1% over the same period.

You should know that, as fellow shareholders, we recognize our results have recently disappointed and we, too, are not pleased. Our recent performance has been driven primarily by short-term, macroeconomic fears that are not at all indicative of the long-term underlying value we see at the company level. We believe the market will eventually recognize the inherent strength we see in these franchises, which should result in higher stock prices and better performance. As a reflection of our confidence, we have been adding significant amounts of personal capital to the Funds over the past several months. Here are some specific details on the portfolio's performance drivers.

Mastercard, the second largest payment system in the U.S., was the largest contributor for the fiscal year. The conversion of paper-based to electronic forms of payments continues to benefit the company. We believe Mastercard is a great business with years of secular growth ahead, but sold our shares in August as the price approached our estimate of intrinsic value.

CNH Industrial, a U.K.-based global agricultural and construction equipment manufacturer, was the largest contributor for the quarter. Earnings increased by double-digit rates across all divisions in the second quarter, led by agriculture equipment (up 52%) and construction equipment, with strong demand across all regions. Due to the company's increased second-quarter profitability, combined with the expectations of a lower tax rate, management upgraded earnings guidance, albeit a bit cautiously. Management indicated that the trade wars have not meaningfully affected demand, but the company's guidance includes an undisclosed buffer in case this occurs. The improved earnings and guidance upgrades are particularly reassuring given the recent management changes and broader macroeconomic concerns. We continue to believe CNH remains attractively priced, adding to our confidence in the upside potential of this investment.

General Electric (GE), a U.S.-based global producer of industrial, household and medical goods, was the largest detractor for the quarter and for the fiscal year. Plainly said, our investment in

GE has been a disappointment. Over the past year, the company has announced a large legacy insurance reserve charge, had significant problems in its Power division and has replaced many executives. Management has been adjusting the portfolio of businesses, spinning off and selling a number of assets in order to achieve appropriate capital returns and cash flows. Although these changes take time, we believe this approach will ultimately benefit shareholders. On October 1, GE announced the immediate departure of CEO John Flannery, replacing him with former Danaher CEO Larry Culp. In the announcement, the company also withdrew 2018 guidance due to underperformance in the Power division, writing down nearly all of the division's $24 billion in goodwill. Despite the reduced guidance and goodwill write-down, the stock was up 7%. We believe that investors reacted favorably to Culp's appointment because of his extensive experience in the industrial sector and his credibility among long-time analysts. GE has been a very frustrating holding. However, we continue to remain shareholders because we believe the stock has declined more than warranted and that its intrinsic value is well above the current quote.

During the quarter, we sold our shares in Mastercard and used the proceeds to purchase Fiat Chrysler Automobiles (U.S.), the worldwide manufacturer of passenger cars and light commercial vehicles. Recent weakness in the automotive sector combined with disappointing second-quarter earnings provided us an opportunity to purchase Fiat at very compelling prices.

Geographically, 47% of the Fund's holdings were invested in U.S. companies as of September 30, while approximately 53% were allocated to equities in Europe and the U.K.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 19% of the Swiss franc exposure was hedged at quarter end.

We thank you, our shareholders, for your continued support and confidence.

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 33

Oakmark Global Select Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.3%
FINANCIALS - 32.1%
BANKS - 18.3%
Lloyds Banking Group PLC (United Kingdom)	238,053	$183,902
Bank of America Corp. (United States)	5,237	154,282
Citigroup, Inc. (United States)	2,036	146,063
		484,247
INSURANCE - 8.5%
Willis Towers Watson PLC (United States)	800	112,696
American International Group, Inc. (United States)	2,097	111,644
		224,340
DIVERSIFIED FINANCIALS - 5.3%
Credit Suisse Group AG (Switzerland)	9,308	139,895
		848,482
CONSUMER DISCRETIONARY - 24.2%
AUTOMOBILES & COMPONENTS - 12.2%
Daimler AG (Germany)	2,905	183,302
Fiat Chrysler Automobiles N.V. (United Kingdom) (a)	7,999	140,069
		323,371
MEDIA - 9.2%
Charter Communications, Inc., Class A (United States) (a)	450	146,646
WPP PLC (United Kingdom)	6,501	95,277
		241,923
CONSUMER DURABLES & APPAREL - 2.8%
Cie Financiere Richemont SA (Switzerland)	907	73,905
		639,199
INFORMATION TECHNOLOGY - 13.0%
SOFTWARE & SERVICES - 7.5%
Alphabet, Inc., Class C (United States) (a)	142	169,920
Alphabet, Inc., Class A (United States) (a)	24	28,999
		198,919
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (United States)	1,654	145,428
		344,347
INDUSTRIALS - 12.6%
CAPITAL GOODS - 9.4%
CNH Industrial N.V. (United Kingdom)	14,080	169,203
General Electric Co. (United States)	7,050	79,595
		248,798
TRANSPORTATION - 3.2%
Kuehne + Nagel International AG (Switzerland)	524	82,963
		331,761
	Shares	Value
CONSUMER STAPLES - 6.3%
HOUSEHOLD & PERSONAL PRODUCTS - 4.0%
Reckitt Benckiser Group PLC (United Kingdom)	1,167	$106,700
FOOD, BEVERAGE & TOBACCO - 2.3%
Diageo PLC (United Kingdom)	1,715	60,789
		167,489
MATERIALS - 4.6%
LafargeHolcim, Ltd. (Switzerland)	2,449	120,891
ENERGY - 4.5%
Apache Corp. (United States)	2,515	119,890
TOTAL COMMON STOCKS - 97.3% (COST $2,204,451)		2,572,059
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $53,778, collateralized by United States Treasury Notes, 1.875% - 2.000% due 10/31/22, aggregate value plus accrued interest of $54,850 (Cost: $53,772)	$53,772	53,772
GOVERNMENT AND AGENCY SECURITIES - 1.0%
Federal National Mortgage Association, 2.04%, due 10/01/18 (b) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $78,772)		78,772
TOTAL INVESTMENTS - 100.3% (COST $2,283,223)		2,650,831
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Liabilities In Excess of Other Assets - (0.3)%		(7,688)
TOTAL NET ASSETS - 100.0%		$2,643,143

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	79,725	$84,384	06/19/19	$83,397	$987
				$83,397	$987

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-0.91%	-6.33%	10.45%	4.03%	9.10%	9.71%	09/30/92
MSCI World ex U.S. Index	1.31%	2.67%	9.32%	4.24%	5.18%	6.10%
MSCI EAFE Index[16]	1.35%	2.74%	9.23%	4.42%	5.38%	5.97%
Lipper International Fund Index[17]	0.61%	1.65%	9.38%	4.80%	5.78%	6.92%
Oakmark International Fund (Advisor Class)	-0.87%	-6.25%	N/A	N/A	N/A	11.97%	11/30/16
Oakmark International Fund (Institutional Class)	-0.87%	-6.16%	N/A	N/A	N/A	12.03%	11/30/16
Oakmark International Fund (Service Class)	-0.94%	-6.59%	10.13%	3.70%	8.77%	7.96%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Daimler AG	4.4
BNP Paribas SA	4.3
Hennes & Mauritz AB (H&M) - Class B	4.3
Lloyds Banking Group PLC	4.0
Intesa Sanpaolo SPA	3.7
Glencore PLC	3.6
Bayerische Motoren Werke AG	3.3
Allianz SE	3.3
Credit Suisse Group AG	3.2
CNH Industrial N.V.	3.1
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	60
Net Assets	$43.2 billion
Weighted Average Market Cap	$52.1 billion
Median Market Cap	$22.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.00%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.01%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	31.4
Financials	28.9
Industrials	14.3
Materials	8.0
Information Technology	4.2
Consumer Staples	3.9
Health Care	3.7
Energy	1.3
Short-Term Investments and Other	4.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	79.2
United Kingdom	21.0
Germany*	17.5
Switzerland	13.3
France*	11.2
Sweden	7.2
Italy*	3.8
Netherlands*	3.6
Ireland*	1.6
Asia	11.0
Japan	4.7
Taiwan	1.7
Indonesia	1.7
% of Equity
Asia (cont'd)	11.0
India	1.2
South Korea	1.2
China	0.5
North America	3.6
Canada	1.8
United States	1.8
Africa	2.9
South Africa	2.9
Australasia	2.1
Australia	2.1
Latin America	1.2
Mexico	1.2

*  Euro currency countries comprise 37.7% of equity investments.

See accompanying Disclosures and Endnotes on page 85.

36 OAKMARK FUNDS

Oakmark International Fund  September 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 6.3% for the fiscal year ended September 30, 2018, underperforming the MSCI World ex U.S. Index15, which returned 2.7% over the same period. For the most recent quarter, the Fund underperformed the MSCI World ex U.S. Index, falling 0.9%, compared to the benchmark's return of 1.3%. However, the Fund has returned an average of 9.7% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.1% per year over the same period.

You should know that, as fellow shareholders, we recognize our results have recently disappointed and we, too, are not pleased. Our recent performance has been driven primarily by short-term, macroeconomic fears that are not at all indicative of the long-term underlying value we see at the company level. We believe the market will eventually recognize the inherent strength we see in these franchises, which should result in higher stock prices and better performance. As a reflection of our confidence, we have been adding significant amounts of personal capital to the Funds over the past several months. Here are some specific details on the portfolio's performance drivers.

Ashtead Group, a U.K.-based construction and industrial equipment rental company, was the largest contributor for the fiscal year. Sunbelt, the U.S. rental division of the company, accounts for over 80% of Ashtead's revenue and nearly 90% of its operating profit. Sunbelt is the dominant second player in a highly fragmented market and experienced 20% revenue growth for the fiscal year, four times that of the industry. The structural shift toward renting equipment continues, and the number of longer term projects is also increasing. Historically, customers bought equipment for longer term projects, but increasingly, they are now choosing to rent instead. The shift to longer term equipment rental shows that customers have grown more comfortable with the equipment rental model, which allows customers to procure well-maintained equipment at the right location at the right time and also helps reduce capital intensity. Ashtead's management team has diversified into highly profitable new end markets by leveraging existing routes to market. We believe the company has significant scale advantages, has opportunities for strong growth and is run by an excellent management team.

H&M, a Swedish-based global fashion retailer, was the largest contributor for the quarter. While third-quarter profits were somewhat lower than expected, we believe the most recent financial results contain signs of underlying improvement. The four markets impacted by a previously disclosed logistics issue reported an 8% drop in local currency sales. However, the remaining 66 markets, which account for approximately 76% of group sales, experienced sales growth of 8% in local currency. This highlights a material improvement in performance of the undisturbed markets. Management has noted that the logistics issues have largely been resolved and the company expects a lower financial impact in the fourth quarter. Additionally, the company's online sales were up 32% and new business sales were up 15% during the quarter. Management is also significantly improving the company's collections and better positioning the business for an omnichannel retail world. While the company still has some challenges to overcome, the most recent results have increased our confidence in our investment in H&M and its future performance.

BNP, one of the largest banking franchises in Europe with headquarters in France, was the largest detractor for the fiscal year. During the year, the company has reported mixed results. Most recently, BNP released fiscal 1H results that included year-over-year declines in revenue, pre-provision profit and operating income. However, these declines were largely due to one-time events, including an outsized regulatory tax payment. Additionally, the company has been focused on a cost transformation project that is front-end loaded, so it should start generating greater net savings in 2019 and 2020. Management has reiterated a cost-to-income target of 63% for 2020, which is in line with our expectations and it continues to target a 12% capital ratio. Lastly, recent events in Turkey have weighed on the company's share price, but we consider BNP's exposure to this market to be immaterial at 2.5% of total pre-tax profit.

Continental, a German-based company that is one of Europe's largest manufacturers of tires, automotive parts and industrial products, was the largest detractor for the quarter. Investors reacted negatively to the company's profit warning, which was attributed to three key issues: warranties, revenue shortfall and operational issues. Management decided to take a warranty provision to cover all outstanding product warranty issues in the powertrain division. The majority of the revenue shortfall occurred in the automotive side of the business, where two OEM customers significantly lowered their call-offs for the rest of the year. The operational issues were attributed to plants in NAFTA regions that suffered underutilization. Because management didn't react accordingly, the company missed its cost targets, but Continental believes restructuring can address this issue by next year. The company also had trouble ramping up production to meet customer demands for 48-volt technology. On top of these company-specific issues, Continental has traded down on the back of industry-wide concerns about auto production volumes and tariffs, but we believe the company has superior end-market exposures and a lower risk profile than many of its peers. Continental's tire division has an optimized footprint, consisting of large, modern factories in low-cost countries. This benefits the company compared with other global tire manufacturers that are burdened with onerous legacy cost structures in smaller, less-automated plants, which are difficult and costly to shutter. Continental also has leading market share in concentrated segments of the automotive components business. In addition, we expect that the increasing trends of

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 37

Oakmark International Fund  September 30, 2018

Portfolio Manager Commentary (continued)

autonomous and connected driving will provide significant, ongoing growth in this part of the company's business. Finally, we think that the current management team has done a good job improving Continental by taking action to deleverage the business, enhance profitability and drive organic growth.

During the quarter, we removed Philips (Netherlands), Safran (France), Sanofi (France) and Swatch Group (Switzerland). We added five new names to the Fund during the quarter: Accor (France), a global hospitality company; Brambles (Australia), a pooling solutions company that specializes in the provision of reusable pallets, crates and containers; Komatsu (Japan), a global manufacturer and retailer of building and mining equipment; OMRON (Japan), a global electronics company best known for its industrial automation division that focuses on electronic controls such as sensor, timers, relays and counter; and thyssenkrup (Germany), an industrial conglomerate that derives the majority of its revenue from elevator and components technology.

Geographically, we ended the quarter with 79% of our holdings in Europe and the U.K., 6% in Asia ex Japan and 5% in Japan. The remaining positions are in North America, Africa, Australasia and Latin America.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 20% of the Swiss franc exposure was hedged at quarter end.

Thank you for your support!

See accompanying Disclosures and Endnotes on page 85.

38 OAKMARK FUNDS

Oakmark International Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 31.4%
AUTOMOBILES & COMPONENTS - 14.1%
Daimler AG (Germany)	30,233	$1,907,783
Bayerische Motoren Werke AG (Germany)	16,006	1,444,136
Continental AG (Germany)	6,616	1,151,790
Toyota Motor Corp. (Japan)	15,164	946,929
Valeo SA (France) (a)	15,221	660,938
		6,111,576
MEDIA - 10.5%
Naspers, Ltd. (South Africa)	5,606	1,209,715
Liberty Global PLC, Class C (United Kingdom) (b)	31,890	898,021
Publicis Groupe SA (France) (a)	14,622	873,943
WPP PLC (United Kingdom)	54,897	804,614
Grupo Televisa SAB (Mexico) (c)	27,033	479,565
Liberty Global PLC, Class A (United Kingdom) (b)	10,367	299,912
		4,565,770
RETAILING - 4.3%
Hennes & Mauritz AB (H&M) - Class B (Sweden) (a)	99,876	1,845,724
CONSUMER DURABLES & APPAREL - 1.4%
Cie Financiere Richemont SA (Switzerland)	7,256	591,510
CONSUMER SERVICES - 1.1%
Accor SA (France)	9,314	478,216
		13,592,796
FINANCIALS - 28.9%
BANKS - 16.7%
BNP Paribas SA (France)	30,169	1,846,333
Lloyds Banking Group PLC (United Kingdom)	2,246,182	1,735,232
Intesa Sanpaolo SPA (Italy)	622,369	1,590,447
Royal Bank of Scotland Group PLC (United Kingdom)	252,499	822,769
Bank Mandiri Persero Tbk PT (Indonesia)	1,537,517	693,877
Axis Bank, Ltd. (India) (b)	61,768	522,540
		7,211,198
DIVERSIFIED FINANCIALS - 7.2%
Credit Suisse Group AG (Switzerland)	93,232	1,401,233
EXOR N.V. (Netherlands) (a)	13,904	933,393
Schroders PLC (United Kingdom)	11,263	454,344
AMP, Ltd. (Australia) (a)	149,804	345,431
Schroders PLC, Non-Voting (United Kingdom)	31	1,042
		3,135,443
INSURANCE - 5.0%
Allianz SE (Germany)	6,374	1,420,903
Willis Towers Watson PLC (United States)	5,249	739,769
		2,160,672
		12,507,313
	Shares	Value
INDUSTRIALS - 14.3%
CAPITAL GOODS - 9.5%
CNH Industrial N.V. (United Kingdom) (a)	112,536	$1,352,325
Ashtead Group PLC (United Kingdom) (a)	18,390	584,132
Volvo AB, Class B (Sweden)	31,619	558,911
SKF AB, Class B (Sweden) (a)	28,176	555,916
Komatsu, Ltd. (Japan)	15,259	464,139
Smiths Group PLC (United Kingdom)	18,442	359,482
Meggitt PLC (United Kingdom) (a)	24,218	178,790
Ferguson PLC (United Kingdom)	554	47,061
		4,100,756
TRANSPORTATION - 2.4%
Ryanair Holdings PLC (Ireland) (b) (c)	7,107	682,589
Kuehne + Nagel International AG (Switzerland)	2,407	381,429
		1,064,018
COMMERCIAL & PROFESSIONAL SERVICES - 2.4%
Bureau Veritas SA (France) (a)	13,485	348,041
G4S PLC (United Kingdom) (a)	103,817	327,463
Experian PLC (United Kingdom)	10,506	269,836
Brambles, Ltd. (Australia)	9,611	75,724
		1,021,064
		6,185,838
MATERIALS - 8.0%
Glencore PLC (Switzerland)	359,182	1,552,879
LafargeHolcim, Ltd. (Switzerland)	21,348	1,053,900
Orica, Ltd. (Australia) (a)	37,921	466,819
thyssenkrupp AG (Germany)	9,523	240,380
Akzo Nobel N.V. (Netherlands)	1,757	164,259
		3,478,237
INFORMATION TECHNOLOGY - 4.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	80,827	694,891
ASML Holding N.V. (Netherlands)	2,067	386,204
		1,081,095
TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
Samsung Electronics Co., Ltd. (South Korea)	12,010	502,918
Omron Corp. (Japan)	248	10,469
		513,387
SOFTWARE & SERVICES - 0.5%
Baidu, Inc. (China) (b) (c)	893	204,299
		1,798,781

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark International Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
CONSUMER STAPLES - 3.9%
FOOD, BEVERAGE & TOBACCO - 2.9%
Nestlé SA (Switzerland)	6,310	$526,076
Danone SA (France)	4,107	318,025
Diageo PLC (United Kingdom)	8,609	305,105
Pernod Ricard SA (France)	676	110,879
		1,260,085
HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
Reckitt Benckiser Group PLC (United Kingdom)	2,695	246,467
FOOD & STAPLES RETAILING - 0.4%
Alimentation Couche-Tard, Inc., Class B (Canada)	3,870	193,597
		1,700,149
HEALTH CARE - 3.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.5%
Bayer AG (Germany)	12,109	1,075,708
HEALTH CARE EQUIPMENT & SERVICES - 1.2%
Olympus Corp. (Japan)	13,118	512,035
		1,587,743
ENERGY - 1.3%
Cenovus Energy, Inc. (Canada)	54,397	546,223
TOTAL COMMON STOCKS - 95.7% (COST $41,039,349)		41,397,080
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.1%
GOVERNMENT AND AGENCY SECURITIES - 2.2%
Federal National Mortgage Association, 2.04%, due 10/01/18 (d) (Cost $950,000)	$950,000	950,000
Total Government and Agency Securities (Cost $950,000)		950,000
U.S. GOVERNMENT BILL - 1.2%
United States Treasury Bills, 1.95% - 2.01%, due 10/04/18 - 10/18/18 (d) (Cost $499,726)	500,000	499,726
	Par Value	Value
COMMERCIAL PAPER - 0.5%
General Mills, Inc., 144A, 2.16% - 2.32%, due 10/01/18 - 10/24/18 (d) (e)	$84,000	$83,938
Anthem, Inc., 144A, 2.33% - 2.34%, due 10/01/18 - 10/04/18 (d) (e)	50,000	49,995
Kellogg Co., 144A, 2.21% - 2.3%, due 10/02/18 - 10/09/18 (d) (e)	45,000	44,986
Kraft Food Group, Inc., 144A, 2.51%, due 10/23/18 (d) (e)	25,000	24,962
Toyota Motor Credit Corp., 2.30%, due 11/01/18 (d)	25,000	24,952
Total Commercial Paper (Cost $228,833)		228,833
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $79,105, collateralized by United States Treasury Notes, 1.625% - 2.000% due 10/31/22 - 11/30/22, aggregate value plus accrued interest of $80,680 (Cost: $79,096)	79,096	79,096
TOTAL SHORT-TERM INVESTMENTS - 4.1% (COST $1,757,655)		1,757,655
TOTAL INVESTMENTS - 99.8% (COST $42,797,004)		43,154,735
Foreign Currencies (Cost $34,079) - 0.1%		33,846
Other Assets In Excess of Liabilities - 0.1%		52,216
TOTAL NET ASSETS - 100.0%		$43,240,797

(a)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

Oakmark International Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	773,479	$818,678	06/19/19	$809,101	$9,577
				$809,101	$9,577

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2017	Value September 30, 2018	Percent of Net Assets
AMP, Ltd.	149,804	$10,694	$0	$0	$(216,365)	$27,239	$551,103	$345,431	0.8%
Ashtead Group PLC (a)	18,390	131,344	357,979	172,846	(22,812)	7,643	660,733	584,132	1.4%
Bureau Veritas SA (a)	13,485	0	303,336	52,298	(41,663)	12,653	640,741	348,041	0.8%
CNH Industrial N.V.	112,536	298,287	94,964	(10,129)	(7,599)	19,910	1,166,730	1,352,325	3.1%
EXOR N.V.	13,904	112,117	0	0	45,381	5,652	775,895	933,393	2.2%
G4S PLC	103,817	138,850	0	0	(50,484)	13,416	239,098	327,463	0.8%
Hennes & Mauritz AB (H&M) - Class B	99,876	1,274,368	359,043	(187,108)	(301,596)	98,135	1,419,102	1,845,724	4.3%
Meggitt PLC (a)	24,218	24,501	154,529	(17,872)	32,888	8,637	293,801	178,790	0.4%
Orica, Ltd.	37,921	75,404	4,286	(724)	(114,569)	12,749	510,994	466,819	1.1%
Publicis Groupe SA	14,622	324,480	190,951	(10,903)	(130,912)	35,532	882,229	873,943	2.0%
SKF AB, Class B	28,176	47,673	0	0	(57,959)	17,883	566,203	555,916	1.3%
Valeo SA	15,221	475,223	60,146	17,084	(416,546)	20,404	645,324	660,938	1.5%
TOTAL	631,970	$2,912,941	$1,525,234	$15,492	$(1,282,236)	$279,853	$8,351,953	$8,472,915	19.7%

(a)  Due to transactions during the year ended September 30, 2018, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark International Small Cap Fund  September 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/08 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-4.11%	-6.43%	7.93%	3.45%	7.93%	9.17%	11/01/95
MSCI World ex U.S. Small Cap Index	-0.85%	3.42%	12.23%	7.07%	9.04%	N/A
MSCI World ex U.S. Index[15]	1.31%	2.67%	9.32%	4.24%	5.18%	5.35%
Lipper International Small Cap Fund Index[20]	-1.19%	2.38%	10.89%	6.72%	9.07%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-4.17%	-6.39%	N/A	N/A	N/A	10.42%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-4.05%	-6.23%	N/A	N/A	N/A	10.55%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-4.08%	-6.73%	7.60%	3.14%	7.62%	9.21%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Konecranes OYJ	3.6
Azimut Holding SPA	3.5
BNK Financial Group, Inc.	3.4
Travis Perkins PLC	3.3
Duerr AG	2.9
IWG PLC	2.9
Ontex Group N.V.	2.8
Incitec Pivot, Ltd.	2.8
Element Fleet Management Corp.	2.7
Primary Health Care, Ltd.	2.7
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	55
Net Assets	$2.2 billion
Weighted Average Market Cap	$3.4 billion
Median Market Cap	$2.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.36%
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/18)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	39.4
Financials	17.4
Consumer Discretionary	13.3
Information Technology	8.1
Consumer Staples	5.5
Health Care	4.3
Materials	3.8
Telecommunication Services	2.6
Real Estate	1.7
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	68.5
United Kingdom	20.8
Switzerland	10.1
Finland*	6.1
Netherlands*	5.2
Italy*	5.1
France*	4.5
Denmark	3.1
Germany*	3.1
Belgium*	2.9
Norway	2.6
Portugal*	2.1
Spain*	1.8
Greece*	1.1
% of Equity
Asia	14.7
South Korea	6.0
Japan	5.9
Indonesia	2.7
China	0.1
Australasia	8.4
Australia	6.2
New Zealand	2.2
Latin America	4.9
Mexico	3.3
Brazil	1.6
North America	3.5
Canada	3.5

*  Euro currency countries comprise 31.9% of equity investments.

See accompanying Disclosures and Endnotes on page 85.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned –6.4% for the fiscal year that ended September 30, underperforming its benchmark, the MSCI World ex U.S. Small Cap Index18, which returned 3.4% for the same period. Similarly, the Fund underperformed the benchmark for the recent quarter end, returning –4.1%, compared to the MSCI World ex U.S. Small Cap Index return of –0.9% for the period. Since the Fund's inception in November 1995, it has returned an average of 9.2% per year.

Please know that as fellow shareholders, we are not pleased with these performance results. Our recent Fund performance has been driven primarily by short-term, macroeconomic fears that are not at all indicative of the long-term underlying value we are seeing at company levels. As in the past when we've experienced periods of underperformance, we believe the market will eventually recognize the inherent strength that we see in these companies that should result in higher stock prices and better performance. As a reflection of our confidence in our valuations of these franchises, we have been adding personal capital to the Funds over the last several months. Here are some specific details on the Fund's performance drivers for the quarter and fiscal year ending September 30th.

The top-contributing stock for the quarter was Megacable Holdings, a Mexican cable operator. The company produced strong sales and earnings during the first half of this year, driven by subscriber growth in both internet and video services. Sales were up 14%, while margins expanded over 200 basis points. In addition, Megacable's corporate segment has also experienced robust growth. Overall, broadband penetration in Mexico remains in the low-to-mid 50% range and we believe the company will continue to benefit from higher penetration in the future.

For the fiscal one-year period, the top-contributing stock to performance was Atea, a Nordic and Baltic supplier of IT infrastructure. This year, the company has reported strong earnings for both fiscal-year 2017 and the first half of 2018. These results were driven primarily by very strong growth in Sweden and significant margin expansion in Norway. Atea's growth is occurring across both its products and services, with particularly strong demand coming from public sector customers. Also, the legal case regarding the 2015 bribery scandal surrounding the prior management team in Denmark finally came to a conclusion during the period and the company will suffer few direct financial consequences. As a result, Atea has gone through an extensive self-cleaning process and is the only company in Denmark to attain the highest level of anti-bribery certification, which increases our confidence in the investment. Given its broad customer base, the company is well-positioned to grow profitably and it continues to trade at a significant discount to our estimate of intrinsic value.

The largest detractor to the Fund's performance for the quarter was Travis Perkins, a U.K.-based builders' merchant and home improvement retailer. The company's first-half earnings report proved concerning to investors, as Wickes (DIY retailer) reported a 35% year-over-year decline in EBIT19, which caused management to reduce its full-year EBIT forecasts for the group by about 3%. The performance at Wickes was a disappointment to us, but

Travis' core merchanting operations (which account for 80% of group EBIT) continue to perform well, despite a challenging U.K. operating environment. Travis' share price declined approximately 20% following the first-half earnings release, which seems particularly harsh in light of mid-single-digit downgrade to earnings. We used this share weakness as an opportunity to add to our position. Although the company's near-term demand outlook remains uncertain because of issues surrounding Brexit, we see significant opportunity in Travis because of its best-in-class management team and the likely uptick in U.K. housing transactions over the next three to five years.

The largest detractor from performance for the one-year period was Mitie Group. Mitie is a U.K.-based support services company, providing outsourced cleaning, engineering and security services. Mitie is a restructuring story with new management taking over in December 2016, following a series of operational and accounting issues under the former management team. New management began implementing its turnaround plan in the summer of 2017, and after an initial period of success, progress recently slowed as the company needed to increase expenditures to make further technology investments, hire additional operational managers and improve service levels on existing contracts. Although Mitie's bottom line has not improved so far in 2018, we believe the business is in a much better position than it was a year ago as evidenced by its improved NPS scores, new business wins and positive third-party feedback from competitors. The company's recent share price weakness reflects both the company-specific issues we discussed above, as well as sector issues, as seen in the problems of Mitie's competitors, including Carillion's bankruptcy and Capita's trouble raising much-needed capital. With Mitie currently trading at less than 9x forward earnings, we believe it represents a compelling value.

We initiated one new holding in the Fund this quarter: ConvaTec Group, a U.K.-based manufacturer of medical devices and provider of other related services. The company focuses on solutions for ostomy, urology, incontinence and wound care. Products produced by ConvaTec range from antimicrobial and foam dressings to drainage systems and catheters. We eliminated positions in APN Outdoor (Australia), MTU Aero Engines (Germany) and Sabanci Holdings (Turkey) during the quarter.

Geographically, we ended the quarter with approximately 15% of our holdings in Asia, 68% in Europe and the U.K., and 8% in Australasia. The remaining positions are 4% in North America (Canada) and 5% in Latin America (Mexico and Brazil).

We continue to believe both the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar. As a result, we defensively hedged 19% of the Fund's franc exposure and 23% of the krone exposure.

In closing, we'd like to thank you, our shareholders, for your patience and continued support. As long-term value investors, we will continue to focus on finding attractive, undervalued foreign companies with management teams dedicated to building shareholder value.

See accompanying Disclosures and Endnotes on page 85.

Oakmark.com 43

Oakmark International Small Cap Fund  September 30, 2018

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
INDUSTRIALS - 39.4%
COMMERCIAL & PROFESSIONAL SERVICES - 18.0%
IWG PLC (Switzerland)	20,515	$64,951
ISS A/S (Denmark)	1,545	54,377
Mitie Group PLC (United Kingdom) (a)	25,732	49,203
Randstad N.V. (Netherlands)	894	47,726
Babcock International Group PLC (United Kingdom)	4,803	45,261
Applus Services SA (Spain)	2,763	39,328
Hays PLC (United Kingdom)	12,792	34,012
Pagegroup PLC (United Kingdom)	4,354	32,462
SThree PLC (United Kingdom)	4,535	22,282
Brunel International N.V. (Netherlands)	739	10,697
		400,299
CAPITAL GOODS - 17.5%
Konecranes OYJ (Finland)	2,116	81,006
Travis Perkins PLC (United Kingdom)	5,293	73,509
Duerr AG (Germany)	1,455	65,513
Howden Joinery Group PLC (United Kingdom)	6,457	39,465
Metso OYJ (Finland)	1,095	38,817
Sulzer AG (Switzerland)	259	31,063
Morgan Advanced Materials PLC (United Kingdom)	4,850	21,000
dormakaba Holding AG (Switzerland)	22	16,739
Wajax Corp. (Canada) (a)	653	13,211
Outotec OYJ (Finland) (b)	1,560	10,199
		390,522
TRANSPORTATION - 3.9%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (b) (c)	4,612	34,406
Freightways, Ltd. (New Zealand)	3,929	20,366
Panalpina Welttransport Holding AG (Switzerland)	137	19,969
DSV AS (Denmark)	129	11,752
		86,493
		877,314
FINANCIALS - 17.4%
DIVERSIFIED FINANCIALS - 11.6%
Azimut Holding SPA (Italy)	5,106	77,066
Element Fleet Management Corp. (Canada) (a)	11,857	61,046
Julius Baer Group, Ltd. (Switzerland)	1,084	54,250
Standard Life Aberdeen PLC (United Kingdom)	9,000	35,883
EFG International AG (Switzerland)	3,761	28,744
		256,989
BANKS - 5.8%
BNK Financial Group, Inc. (South Korea)	9,796	75,948
DGB Financial Group, Inc. (South Korea)	5,810	53,163
		129,111
		386,100
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
MEDIA - 8.1%
Criteo SA (France) (b) (c)	2,145	$49,216
NOS SGPS SA (Portugal)	7,460	44,692
Megacable Holdings SAB de CV (Mexico)	7,227	37,182
SKY Network Television, Ltd. (New Zealand) (a)	17,921	26,133
Hakuhodo DY Holdings, Inc. (Japan)	1,253	21,970
		179,193
RETAILING - 2.3%
GrandVision N.V. (Netherlands)	2,101	51,720
CONSUMER DURABLES & APPAREL - 1.5%
Salvatore Ferragamo SPA (Italy)	1,322	31,655
Cosmo Lady China Holdings Co., Ltd. (China)	5,340	2,340
		33,995
CONSUMER SERVICES - 1.4%
Dignity PLC (United Kingdom) (a)	2,402	31,901
		296,809
INFORMATION TECHNOLOGY - 8.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
Ingenico Group SA (France)	628	47,726
Hirose Electric Co., Ltd. (Japan)	406	44,412
		92,138
SOFTWARE & SERVICES - 4.0%
Atea ASA (Norway) (a)	3,367	54,608
Totvs SA (Brazil)	5,509	34,238
		88,846
		180,984
CONSUMER STAPLES - 5.5%
HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
Ontex Group N.V. (Belgium)	2,958	63,019
FOOD & STAPLES RETAILING - 2.7%
Sugi Holdings Co., Ltd. (Japan)	1,203	59,100
		122,119
HEALTH CARE - 4.3%
HEALTH CARE EQUIPMENT & SERVICES - 4.3%
Primary Health Care, Ltd. (Australia) (a)	27,475	60,376
ConvaTec Group PLC (United Kingdom)	7,804	23,640
Ansell, Ltd. (Australia)	624	11,387
		95,403
MATERIALS - 3.8%
Incitec Pivot, Ltd. (Australia)	21,398	61,561
Titan Cement Co. SA (Greece)	960	23,793
		85,354

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
TELECOMMUNICATION SERVICES - 2.6%
Tower Bersama Infrastructure Tbk PT (Indonesia)	110,865	$41,849
Sarana Menara Nusantara Tbk PT (Indonesia)	492,638	16,133
		57,982
REAL ESTATE - 1.7%
LSL Property Services PLC (United Kingdom) (a)	8,496	29,345
Countrywide PLC (United Kingdom) (a) (b)	50,129	7,671
		37,016
TOTAL COMMON STOCKS - 96.1% (COST $2,173,590)		2,139,081
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.7%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 1.30% dated 09/28/18 due 10/01/18, repurchase price $56,930, collateralized by a United States Treasury Note, 2.000% due 11/30/22, value plus accrued interest of $58,062 (Cost: $56,924)	$56,924	56,924
GOVERNMENT AND AGENCY SECURITIES - 1.1%
Federal National Mortgage Association, 2.03%, due 10/01/18 (d) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 3.7% (COST $81,924)		81,924
TOTAL INVESTMENTS - 99.8% (COST $2,255,514)		2,221,005
Foreign Currencies (Cost $1,679) - 0.1%		1,679
Other Assets In Excess of Liabilities - 0.1%		2,317
TOTAL NET ASSETS - 100.0%		$2,225,001

(a)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark International Small Cap Fund  September 30, 2018

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	101,163	$12,389	06/19/19	$12,579	$(190)
Swiss Franc	28,086	29,727	06/19/19	29,379	348
		$42,116		$41,958	$158

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2017	Value September 30, 2018	Percent of Net Assets
Atea ASA (a)	3,367	$4,517	$49,068	$15,261	$794	$3,988	$83,103	$54,608	2.5%
Countrywide PLC (a)	50,129	6,438	5,549	(70,275)	59,329	0	17,727	7,671	0.3%
Dignity PLC (a)	2,402	44,850	1,662	(1,668)	(9,620)	801	0	31,901	1.4%
Element Fleet Management Corp. (a)	11,857	46,405	35,718	(26,997)	(4,536)	3,459	81,892	61,046	2.7%
LSL Property Services PLC	8,496	0	6,771	(7,021)	10,311	1,509	32,827	29,346	1.3%
Mitie Group PLC	25,732	24,653	0	0	(31,848)	1,302	56,398	49,203	2.2%
Primary Health Care Ltd. (a)	27,475	11,613	26,403	(8,839)	9,979	1,792	65,732	60,376	2.7%
SKY Network Television, Ltd. (a)	17,921	6,183	2,958	(1,773)	(7,650)	2,366	32,331	26,133	1.2%
Wajax Corp. (a)	653	0	8,362	(3,584)	7,673	731	17,485	13,211	0.6%
TOTAL	148,032	$144,659	$136,491	$(104,896)	$34,432	$15,948	$387,495	$333,495	14.9%

(a)  Due to transactions during the year ended September 30, 2018, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

This page intentionally left blank.

oakmark.com 47

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2018

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$21,449,036		$5,558,103		$15,353,467		$2,279,567
Investments in affiliated securities, at value (b)	0		394,875		0		0
Foreign currency, at value (c)	0	(d)	0		0	(d)	0	(d)
Receivable for:
Securities sold	139,454		0		0		3,287
Fund shares sold	19,985		6,364		11,194		1,172
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	20,661		2,205		49,024		1,576
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0
Forward foreign currency contracts	0		0		0		523
Tax reclaim from unaffiliated securities	4,630		28		7,392		2,882
Total receivables	184,730		8,597		67,610		9,440
Other assets	1		1		1		1
Total assets	$21,633,767		$5,961,576		$15,421,078		$2,289,008
Liabilities and net assets
Payable for:
Securities purchased	$97,841		$0		$32,107		$1,185
Fund shares redeemed	15,456		4,402		18,692		3,039
Options written, at value	10,720	(e)	0		0		0
Investment advisory fee	2,395		785		1,529		365
Other shareholder servicing fees	4,117		1,073		4,502		506
Transfer and dividend disbursing agent fees	215		120		147		62
Trustee fees	2		2		1		1
Deferred trustee compensation	1,192		1,049		1,026		480
Other	1,063		270		479		441
Total liabilities	133,001		7,701		58,483		6,079
Net assets applicable to Fund shares outstanding	$21,500,766		$5,953,875		$15,362,595		$2,282,929
Analysis of net assets
Paid in capital	$12,022,353		$3,644,197		$9,973,645		$1,555,602
Distributable earnings	9,478,413		2,309,678		5,388,950		727,327
Net assets applicable to Fund shares outstanding	$21,500,766		$5,953,875		$15,362,595		$2,282,929
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$88.99		$45.84		$32.52		$32.21
Investor Class—Net assets	$12,626,187		$4,376,318		$12,159,531		$1,492,685
Investor Class—Shares outstanding (Unlimited shares authorized)	141,878		95,471		373,947		46,348
Net asset value, offering and redemption price per share: Advisor Class	$89.07		$45.90		$32.55		$32.22
Advisor Class—Net assets	$5,400,570		$711,444		$1,720,546		$440,178
Advisor Class—Shares outstanding (Unlimited shares authorized)	60,632		15,501		52,858		13,661
Net asset value, offering and redemption price per share: Institutional Class	$89.09		$45.91		$32.56		$32.25
Institutional Class—Net assets	$3,330,584		$852,037		$1,035,039		$333,498
Institutional Class—Shares outstanding (Unlimited shares authorized)	37,384		18,559		31,785		10,341
Net asset value, offering and redemption price per share: Service Class	$88.54	(g)	$45.23	(g)	$32.29		$31.27	(g)
Service Class—Net assets	$143,425		$14,076		$447,479		$16,568
Service Class—Shares outstanding (Unlimited shares authorized)	1,620		311		13,857		530
(a) Identified cost of investments in unaffiliated securities.	$13,363,333		$3,427,371		$11,214,971		$1,793,505
(b) Identified cost of investments in affiliated securities.	0		449,559		0		0
(c) Identified cost of foreign currency.	0	(d)	0		0	(d)	0	(d)
(d) Amount rounds to less than $1,000.
(e) Written options premiums received $10,152 (in thousands).
(f) The redemption price per share does not reflect a 2% redemption fee on redemptions of shares held for 90 days or less.
(g) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2018.

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$2,650,831		$35,792,783	$2,142,456
Investments in affiliated securities, at value (b)	0		7,361,952	78,549
Foreign currency, at value (c)	0	(d)	33,846	1,679
Receivable for:
Securities sold	0		127,765	5,163
Fund shares sold	3,212		79,766	3,001
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	2,235		74,765	4,163
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		4,826	0
Forward foreign currency contracts	987		9,577	158
Tax reclaim from unaffiliated securities	3,487		67,595	1,640
Total receivables	9,921		364,294	14,125
Other assets	1		2	1
Total assets	$2,660,753		$43,552,877	$2,236,810
Liabilities and net assets
Payable for:
Securities purchased	$0		$210,573	$6,940
Fund shares redeemed	16,416		74,537	2,894
Options written, at value	0		0	0
Investment advisory fee	418		5,473	432
Other shareholder servicing fees	455		8,966	572
Transfer and dividend disbursing agent fees	22		142	28
Trustee fees	1		1	1
Deferred trustee compensation	16		828	476
Other	282		11,560	466
Total liabilities	17,610		312,080	11,809
Net assets applicable to Fund shares outstanding	$2,643,143		$43,240,797	$2,225,001
Analysis of net assets
Paid in capital	$2,167,743		$40,552,394	$2,118,210
Distributable earnings	475,400		2,688,403	106,791
Net assets applicable to Fund shares outstanding	$2,643,143		$43,240,797	$2,225,001
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$18.58	(g)	$26.14	$16.34	(f)
Investor Class—Net assets	$1,404,790		$24,866,158	$1,013,569
Investor Class—Shares outstanding (Unlimited shares authorized)	75,587		951,192	62,037
Net asset value, offering and redemption price per share: Advisor Class	$18.60		$26.17	$16.33	(f)
Advisor Class—Net assets	$457,571		$5,757,411	$346,623
Advisor Class—Shares outstanding (Unlimited shares authorized)	24,602		219,975	21,222
Net asset value, offering and redemption price per share: Institutional Class	$18.61		$26.19	$16.36	(f)
Institutional Class—Net assets	$780,782		$12,174,350	$863,264
Institutional Class—Shares outstanding (Unlimited shares authorized)	41,962		464,846	52,768
Net asset value, offering and redemption price per share: Service Class	$0		$26.26	$16.21	(f)(g)
Service Class—Net assets	$0		$442,878	$1,545
Service Class—Shares outstanding (Unlimited shares authorized)	0		16,867	95
(a) Identified cost of investments in unaffiliated securities.	$2,283,223		$34,561,287	$2,135,264
(b) Identified cost of investments in affiliated securities.	0		8,235,717	120,250
(c) Identified cost of foreign currency.	0	(d)	34,079	1,679
(d) Amount rounds to less than $1,000.
(e) Written options premiums received $10,152 (in thousands).
(f) The redemption price per share does not reflect a 2% redemption fee on redemptions of shares held for 90 days or less.
(g) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2018.
Oakmark.com 49

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2018

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$294,025	$65,720	$197,680	$50,156
Dividends from affiliated securities	0	3,117	0	0
Interest income from unaffiliated securities	14,681	3,786	173,708	721
Non-cash dividends from affiliated securities	0	0	0	0
Non-cash dividends from unaffiliated securities	0	0	0	0
Security lending income	0	0	0	3
Foreign taxes withheld	(1,655)	0	(2,038)	(2,470)
Total investment income	307,051	72,623	369,350	48,410
Expenses:
Investment advisory fee	143,112	52,916	109,599	25,789
Transfer and dividend disbursing agent fees	1,037	560	726	281
Other shareholder servicing fees—Investor Class	21,655	7,641	23,742	2,739
Other shareholder servicing fees—Advisor Class	1,543	142	522	397
Other shareholder servicing fees—Service Class	320	39	1,108	43
Service fee—Service Class	404	51	1,398	57
Reports to shareholders	1,212	265	495	148
Custody and accounting fees	540	274	476	320
Registration and blue sky expenses	473	81	0	0
Trustees fees	379	257	333	160
Legal fees	207	121	180	106
Audit and tax services fees	60	30	58	71
Other	364	248	72	204
Total expenses	171,306	62,625	138,709	30,315
Advisory fee waiver and expense reimbursements	(8,666)	(4,626)	(15,879)	(1,534)
Net expenses	162,640	57,999	122,830	28,781
Net investment income	$144,411	$14,624	$246,520	$19,629
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	1,287,233	418,734	1,135,002	250,738	(a)
Affiliated investments	0	(167,584)	0	0
Forward foreign currency contracts	0	0	0	2,383
Foreign currency transactions	0	0	26	(508)
Written options	25,818	(20,801)	0	0
Net realized gain	1,313,051	230,349	1,135,028	252,613
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	774,177	(185,410)	(544,315)	(237,084	)(b)
Affiliated investments	0	(60,421)	0	0
Forward foreign currency contracts	0	0	0	143
Foreign currency translation	0 (c)	0	0 (c)	(163)
Written options	(568)	0	0	0
Net change in unrealized appreciation (depreciation)	773,609	(245,831)	(544,315)	(237,104)
Net realized and unrealized gain (loss)	2,086,660	(15,482)	590,713	15,509
Net increase (decrease) in net assets resulting from operations	$2,231,071	$(858)	$837,233	$35,138

(a)  Net of capital gain withholding taxes of $55 and $4,978 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $197 and $5,082 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$64,514	$1,093,140		$63,602
Dividends from affiliated securities	0	221,258		15,948
Interest income from unaffiliated securities	1,329	32,821		946
Non-cash dividends from affiliated securities	0	58,595		0
Non-cash dividends from unaffiliated securities	2,082	13,589		1,528
Security lending income	156	18,498		1,532
Foreign taxes withheld	(2,813)	(137,825)		(7,121)
Total investment income	65,268	1,300,076		76,435
Expenses:
Investment advisory fee	28,064	363,352		31,893
Transfer and dividend disbursing agent fees	99	826		142
Other shareholder servicing fees—Investor Class	2,701	51,363		2,896
Other shareholder servicing fees—Advisor Class	192	1,735		369
Other shareholder servicing fees—Service Class	0	1,053		4
Service fee—Service Class	0	1,367		6
Reports to shareholders	122	2,321		402
Custody and accounting fees	274	5,076		654
Registration and blue sky expenses	169	2,420		28
Trustees fees	135	541		178
Legal fees	105	342		108
Audit and tax services fees	72	216		106
Other	210	582		219
Total expenses	32,143	431,194		37,005
Advisory fee waiver and expense reimbursements	(1,875)	(23,391)		0
Net expenses	30,268	407,803		37,005
Net investment income	$35,000	$892,273		$39,430
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	86,778	2,383,091	(a)	258,895
Affiliated investments	0	15,492		(104,896)
Forward foreign currency contracts	3,734	37,757		2,372
Foreign currency transactions	(442)	(13,709)		(1,388)
Written options	0	0		0
Net realized gain	90,070	2,422,631		154,983
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(150,403)	(5,085,019	)(b)	(382,098)
Affiliated investments	0	(1,450,487)		24,991
Forward foreign currency contracts	496	4,967		(451)
Foreign currency translation	(213)	(2,624)		(70)
Written options	0	0		0
Net change in unrealized appreciation (depreciation)	(150,120)	(6,533,163)		(357,628)
Net realized and unrealized gain (loss)	(60,050)	(4,110,532)		(202,645)
Net increase (decrease) in net assets resulting from operations	$(25,050)	$(3,218,259)		$(163,215)

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$144,411	$155,613
Net realized gain (loss)	1,313,051	824,949
Net change in unrealized appreciation (depreciation)	773,609	2,597,773
Net increase in net assets from operations	2,231,071	3,578,335
Distributions to shareholders from:
Net investment income—Investor Class	0	(164,699)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(1,209)
Net realized gain—Investor Class	0	(235,492)
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	(2,593)
Distributions to shareholders—Investor Class	(550,522)	0
Distributions to shareholders—Advisor Class	(100,133)	0
Distributions to shareholders—Institutional Class	(120,086)	0
Distributions to shareholders—Service Class	(6,230)	0
Total distributions to shareholders	(776,971)	(403,993)
From Fund share transactions:
Proceeds from shares sold—Investor Class	2,261,721	3,333,331
Proceeds from shares sold—Advisor Class	3,722,462	1,773,679
Proceeds from shares sold—Institutional Class	1,165,291	2,507,343
Proceeds from shares sold—Service Class	27,447	27,240
Reinvestment of distributions—Investor Class	509,060	373,326
Reinvestment of distributions—Advisor Class	96,927	0
Reinvestment of distributions—Institutional Class	114,291	0
Reinvestment of distributions—Service Class	4,007	2,466
Payment for shares redeemed—Investor Class	(5,282,088)	(6,959,152)
Payment for shares redeemed—Advisor Class	(547,951)	(88,078)
Payment for shares redeemed—Institutional Class	(733,978)	(110,417)
Payment for shares redeemed—Service Class	(68,095)	(69,729)
Net increase in net assets from Fund share transactions	1,269,094	790,009
Total increase in net assets	2,723,194	3,964,351
Net assets:
Beginning of year	18,777,572	14,813,221
End of year	$21,500,766	$18,777,572

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	26,267	44,645
Shares issued in reinvestment of dividends	6,131	5,290
Less shares redeemed	(61,908)	(91,577)
Net decrease in shares outstanding	(29,510)	(41,642)
Fund share transactions—Advisor Class:
Shares sold	43,620	23,306
Shares issued in reinvestment of dividends	1,167	0
Less shares redeemed	(6,330)	(1,131)
Net increase in shares outstanding	38,457	22,175
Fund share transactions—Institutional Class:
Shares sold	13,562	32,361
Shares issued in reinvestment of dividends	1,377	0
Less shares redeemed	(8,520)	(1,396)
Net increase in shares outstanding	6,419	30,965
Fund share transactions—Service Class:
Shares sold	321	365
Shares issued in reinvestment of dividends	49	35
Less shares redeemed	(791)	(952)
Net decrease in shares outstanding	(421)	(552)

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$14,624	$23,329
Net realized gain (loss)	230,349	278,186
Net change in unrealized appreciation (depreciation)	(245,831)	829,614
Net increase (decrease) in net assets from operations	(858)	1,131,129
Distributions to shareholders from:
Net investment income—Investor Class	0	(48,511)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(204)
Net realized gain—Investor Class	0	(203,667)
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	(1,343)
Distributions to shareholders—Investor Class	(196,568)	0
Distributions to shareholders—Advisor Class	(28,500)	0
Distributions to shareholders—Institutional Class	(33,290)	0
Distributions to shareholders—Service Class	(947)	0
Total distributions to shareholders	(259,305)	(253,725)
From Fund share transactions:
Proceeds from shares sold—Investor Class	846,315	1,095,129
Proceeds from shares sold—Advisor Class	249,464	557,393
Proceeds from shares sold—Institutional Class	233,379	736,992
Proceeds from shares sold—Service Class	2,244	7,257
Reinvestment of distributions—Investor Class	174,064	229,106
Reinvestment of distributions—Advisor Class	27,196	0
Reinvestment of distributions—Institutional Class	32,196	0
Reinvestment of distributions—Service Class	692	1,255
Payment for shares redeemed—Investor Class	(1,301,272)	(2,187,831)
Payment for shares redeemed—Advisor Class	(107,731)	(37,728)
Payment for shares redeemed—Institutional Class	(149,287)	(33,499)
Payment for shares redeemed—Service Class	(16,160)	(19,885)
Net increase (decrease) in net assets from Fund share transactions	(8,900)	348,189
Total increase (decrease) in net assets	(269,063)	1,225,593
Net assets:
Beginning of year	6,222,938	4,997,345
End of year	$5,953,875	$6,222,938

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	17,795	24,851
Shares issued in reinvestment of dividends	3,719	5,507
Less shares redeemed	(27,522)	(49,955)
Net decrease in shares outstanding	(6,008)	(19,597)
Fund share transactions—Advisor Class:
Shares sold	5,277	12,771
Shares issued in reinvestment of dividends	581	0
Less shares redeemed	(2,284)	(844)
Net increase in shares outstanding	3,574	11,927
Fund share transactions—Institutional Class:
Shares sold	4,918	16,786
Shares issued in reinvestment of dividends	688	0
Less shares redeemed	(3,096)	(737)
Net increase in shares outstanding	2,510	16,049
Fund share transactions—Service Class:
Shares sold	47	168
Shares issued in reinvestment of dividends	15	30
Less shares redeemed	(343)	(463)
Net decrease in shares outstanding	(281)	(265)

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$246,520	$277,367
Net realized gain (loss)	1,135,028	1,077,625
Net change in unrealized appreciation (depreciation)	(544,315)	936,613
Net increase in net assets from operations	837,233	2,291,605
Distributions to shareholders from:
Net investment income—Investor Class	0	(231,364)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(8,692)
Net realized gain—Investor Class	0	(393,093)
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	(18,736)
Distributions to shareholders—Investor Class	(1,028,274)	0
Distributions to shareholders—Advisor Class	(117,247)	0
Distributions to shareholders—Institutional Class	(52,083)	0
Distributions to shareholders—Service Class	(45,277)	0
Total distributions to shareholders	(1,242,881)	(651,885)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,076,379	1,511,900
Proceeds from shares sold—Advisor Class	1,156,367	710,402
Proceeds from shares sold—Institutional Class	600,636	543,955
Proceeds from shares sold—Service Class	65,361	101,901
Reinvestment of distributions—Investor Class	964,309	587,325
Reinvestment of distributions—Advisor Class	114,065	0
Reinvestment of distributions—Institutional Class	49,867	0
Reinvestment of distributions—Service Class	40,453	24,677
Payment for shares redeemed—Investor Class	(3,797,581)	(4,701,699)
Payment for shares redeemed—Advisor Class	(234,941)	(42,779)
Payment for shares redeemed—Institutional Class	(134,560)	(37,555)
Payment for shares redeemed—Service Class	(264,351)	(317,545)
Net decrease in net assets from Fund share transactions	(363,996)	(1,619,418)
Total increase (decrease) in net assets	(769,644)	20,302
Net assets:
Beginning of year	16,132,239	16,111,937
End of year	$15,362,595	$16,132,239

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	32,946	48,217
Shares issued in reinvestment of dividends	30,257	19,722
Less shares redeemed	(115,720)	(150,273)
Net decrease in shares outstanding	(52,517)	(82,334)
Fund share transactions—Advisor Class:
Shares sold	34,825	23,003
Shares issued in reinvestment of dividends	3,579	0
Less shares redeemed	(7,206)	(1,343)
Net increase in shares outstanding	31,198	21,660
Fund share transactions—Institutional Class:
Shares sold	18,327	17,203
Shares issued in reinvestment of dividends	1,565	0
Less shares redeemed	(4,132)	(1,178)
Net increase in shares outstanding	15,760	16,025
Fund share transactions—Service Class:
Shares sold	2,013	3,263
Shares issued in reinvestment of dividends	1,275	832
Less shares redeemed	(8,172)	(10,165)
Net decrease in shares outstanding	(4,884)	(6,070)

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$19,629	$25,228
Net realized gain (loss)	252,613	242,742
Net change in unrealized appreciation (depreciation)	(237,104)	434,067
Net increase in net assets from operations	35,138	702,037
Distributions to shareholders from:
Net investment income—Investor Class	0	(26,172)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(208)
Net realized gain—Investor Class	0	0
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	0
Distributions to shareholders—Investor Class	(127,621)	0
Distributions to shareholders—Advisor Class	(39,730)	0
Distributions to shareholders—Institutional Class	(25,397)	0
Distributions to shareholders—Service Class	(1,620)	0
Total distributions to shareholders	(194,368)	(26,380)
From Fund share transactions:
Proceeds from shares sold—Investor Class	164,664	275,693
Proceeds from shares sold—Advisor Class	167,263	611,457
Proceeds from shares sold—Institutional Class	109,691	297,488
Proceeds from shares sold—Service Class	3,827	3,684
Reinvestment of distributions—Investor Class	120,084	24,367
Reinvestment of distributions—Advisor Class	38,466	0
Reinvestment of distributions—Institutional Class	25,034	0
Reinvestment of distributions—Service Class	1,382	188
Payment for shares redeemed—Investor Class	(501,876)	(1,377,221)
Payment for shares redeemed—Advisor Class	(231,717)	(179,579)
Payment for shares redeemed—Institutional Class	(88,710)	(29,095)
Payment for shares redeemed—Service Class	(9,759)	(13,332)
Net decrease in net assets from Fund share transactions	(201,651)	(386,350)
Total increase (decrease) in net assets	(360,881)	289,307
Net assets:
Beginning of year	2,643,810	2,354,503
End of year	$2,282,929	$2,643,810

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	4,864	9,382
Shares issued in reinvestment of dividends	3,688	898
Less shares redeemed	(14,992)	(45,841)
Net decrease in shares outstanding	(6,440)	(35,561)
Fund share transactions—Advisor Class:
Shares sold	4,941	19,869
Shares issued in reinvestment of dividends	1,182	0
Less shares redeemed	(7,011)	(5,320)
Net increase (decrease) in shares outstanding	(888)	14,549
Fund share transactions—Institutional Class:
Shares sold	3,231	9,900
Shares issued in reinvestment of dividends	769	0
Less shares redeemed	(2,663)	(896)
Net increase in shares outstanding	1,337	9,004
Fund share transactions—Service Class:
Shares sold	117	124
Shares issued in reinvestment of dividends	44	7
Less shares redeemed	(304)	(455)
Net decrease in shares outstanding	(143)	(324)

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$35,000	$30,812
Net realized gain (loss)	90,070	158,579
Net change in unrealized appreciation (depreciation)	(150,120)	363,879
Net increase (decrease) in net assets from operations	(25,050)	553,270
Distributions to shareholders from:
Net investment income—Investor Class	0	(21,509)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net realized gain—Investor Class	0	0
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Distributions to shareholders—Investor Class	(100,367)	0
Distributions to shareholders—Advisor Class	(13,449)	0
Distributions to shareholders—Institutional Class	(37,975)	0
Total distributions to shareholders	(151,791)	(21,509)
From Fund share transactions:
Proceeds from shares sold—Investor Class	312,981	539,870
Proceeds from shares sold—Advisor Class	406,970	193,698
Proceeds from shares sold—Institutional Class	316,755	573,533
Reinvestment of distributions—Investor Class	90,867	19,755
Reinvestment of distributions—Advisor Class	13,241	0
Reinvestment of distributions—Institutional Class	34,448	0
Payment for shares redeemed—Investor Class	(923,672)	(1,035,762)
Payment for shares redeemed—Advisor Class	(92,436)	(61,408)
Payment for shares redeemed—Institutional Class	(130,821)	(6,861)
Net increase in net assets from Fund share transactions	28,333	222,825
Total increase (decrease) in net assets	(148,508)	754,586
Net assets:
Beginning of year	2,791,651	2,037,065
End of year	$2,643,143	$2,791,651
Fund share transactions—Investor Class:
Shares sold	16,114	30,245
Shares issued in reinvestment of dividends	4,762	1,219
Less shares redeemed	(48,164)	(57,430)
Net decrease in shares outstanding	(27,288)	(25,966)
Fund share transactions—Advisor Class:
Shares sold	21,245	10,639
Shares issued in reinvestment of dividends	694	0
Less shares redeemed	(4,826)	(3,150)
Net increase in shares outstanding	17,113	7,489
Fund share transactions—Institutional Class:
Shares sold	16,338	31,047
Shares issued in reinvestment of dividends	1,805	0
Less shares redeemed	(6,865)	(363)
Net increase in shares outstanding	11,278	30,684

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$892,273	$535,813
Net realized gain (loss)	2,422,631	1,026,647
Net change in unrealized appreciation (depreciation)	(6,533,163)	7,596,069
Net increase (decrease) in net assets from operations	(3,218,259)	9,158,529
Distributions to shareholders from:
Net investment income—Investor Class	0	(361,117)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(6,151)
Net realized gain—Investor Class	0	0
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	0
Distributions to shareholders—Investor Class	(919,542)	0
Distributions to shareholders—Advisor Class	(60,615)	0
Distributions to shareholders—Institutional Class	(290,720)	0
Distributions to shareholders—Service Class	(15,478)	0
Total distributions to shareholders	(1,286,355)	(367,268)
From Fund share transactions:
Proceeds from shares sold—Investor Class	9,695,235	11,985,102
Proceeds from shares sold—Advisor Class	6,180,935	836,504
Proceeds from shares sold—Institutional Class	7,718,127	7,221,520
Proceeds from shares sold—Service Class	151,888	141,028
Reinvestment of distributions—Investor Class	784,197	301,316
Reinvestment of distributions—Advisor Class	59,372	0
Reinvestment of distributions—Institutional Class	253,244	0
Reinvestment of distributions—Service Class	10,046	4,068
Payment for shares redeemed—Investor Class	(13,901,741)	(12,285,652)
Payment for shares redeemed—Advisor Class	(923,852)	(60,462)
Payment for shares redeemed—Institutional Class	(2,240,981)	(280,865)
Payment for shares redeemed—Service Class	(252,017)	(252,874)
Net increase in net assets from Fund share transactions	7,534,453	7,609,685
Total increase in net assets	3,029,839	16,400,946
Net assets:
Beginning of year	40,210,958	23,810,012
End of year	$43,240,797	$40,210,958

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	340,458	479,015
Shares issued in reinvestment of dividends	27,887	13,822
Less shares redeemed	(496,528)	(487,955)
Net increase (decrease) in shares outstanding	(128,183)	4,882
Fund share transactions—Advisor Class:
Shares sold	220,376	34,011
Shares issued in reinvestment of dividends	2,111	0
Less shares redeemed	(34,239)	(2,284)
Net increase in shares outstanding	188,248	31,727
Fund share transactions—Institutional Class:
Shares sold	271,962	276,088
Shares issued in reinvestment of dividends	9,003	0
Less shares redeemed	(81,821)	(10,386)
Net increase in shares outstanding	199,144	265,702
Fund share transactions—Service Class:
Shares sold	5,373	5,608
Shares issued in reinvestment of dividends	355	185
Less shares redeemed	(8,923)	(10,215)
Net decrease in shares outstanding	(3,195)	(4,422)

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
From Operations:
Net investment income	$39,430	$37,047
Net realized gain (loss)	154,983	74,934
Net change in unrealized appreciation (depreciation)	(357,628)	493,283
Net increase (decrease) in net assets from operations	(163,215)	605,264
Distributions to shareholders from:
Net investment income—Investor Class	0	(56,204)
Net investment income—Advisor Class	0	0
Net investment income—Institutional Class	0	0
Net investment income—Service Class	0	(35)
Net realized gain—Investor Class	0	(13,930)
Net realized gain—Advisor Class	0	0
Net realized gain—Institutional Class	0	0
Net realized gain—Service Class	0	(10)
Distributions to shareholders—Investor Class	(60,954)	0
Distributions to shareholders—Advisor Class	(16,063)	0
Distributions to shareholders—Institutional Class	(34,570)	0
Distributions to shareholders—Service Class	(65)	0
Total distributions to shareholders	(111,652)	(70,179)
From Fund share transactions:
Proceeds from shares sold—Investor Class	320,386	613,337
Proceeds from shares sold—Advisor Class	163,934	383,394
Proceeds from shares sold—Institutional Class	320,908	816,394
Proceeds from shares sold—Service Class	272	864
Reinvestment of distributions—Investor Class	57,643	65,293
Reinvestment of distributions—Advisor Class	15,895	0
Reinvestment of distributions—Institutional Class	28,214	0
Reinvestment of distributions—Service Class	45	32
Payment for shares redeemed—Investor Class	(1,056,113)	(1,666,097)
Payment for shares redeemed—Advisor Class	(181,976)	(14,528)
Payment for shares redeemed—Institutional Class	(234,128)	(34,795)
Payment for shares redeemed—Service Class	(645)	(657)
Redemption fees—Investor Class	199	200
Redemption fees—Advisor Class	34	0 (a)
Redemption fees—Institutional Class	28	18
Redemption fees—Service Class	0 (a)	0 (a)
Net increase (decrease) in net assets from Fund share transactions	(565,304)	163,455
Total increase (decrease) in net assets	(840,171)	698,540
Net assets:
Beginning of year	3,065,172	2,366,632
End of year	$2,225,001	$3,065,172

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2018	Year Ended September 30, 2017
Fund share transactions—Investor Class:
Shares sold	18,197	38,179
Shares issued in reinvestment of dividends	3,361	4,598
Less shares redeemed	(60,845)	(100,803)
Net decrease in shares outstanding	(39,287)	(58,026)
Fund share transactions—Advisor Class:
Shares sold	9,396	22,240
Shares issued in reinvestment of dividends	927	0
Less shares redeemed	(10,514)	(827)
Net increase (decrease) in shares outstanding	(191)	21,413
Fund share transactions—Institutional Class:
Shares sold	18,288	48,238
Shares issued in reinvestment of dividends	1,646	0
Less shares redeemed	(13,396)	(2,008)
Net increase in shares outstanding	6,538	46,230
Fund share transactions—Service Class:
Shares sold	16	55
Shares issued in reinvestment of dividends	2	2
Less shares redeemed	(38)	(43)
Net increase (decrease) in shares outstanding	(20)	14

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers four classes of shares: Investor Class (formerly Class I) Shares, Advisor Class Shares, Institutional Class Shares and Service Class (formerly Class II) Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class (formerly Class II) Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the year ended September 30, 2018.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to deter abusive trading activities and to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to

Oakmark.com 65

Oakmark Funds

Notes to Financial Statements (continued)

value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of Harris Associates L.P. (the "Adviser") in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2018, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$20,555,235	$0	$0
Short-Term Investments	0	893,801	0
Put Options Written	(10,720)	0	0
Total	$20,544,515	$893,801	$0
Select
Common Stocks	$5,773,181	$0	$0
Short-Term Investments	0	179,797	0
Total	$5,773,181	$179,797	$0
Equity and Income
Common Stocks	$9,366,480	$0	$0
Preferred Stocks	13,084	0	0
Corporate Bonds	0	2,161,772	0
Government and Agency Securities	0	1,913,122	0
Convertible Bonds	0	14,732	0
Short-Term Investments	0	1,884,277	0
Total	$9,379,564	$5,973,903	$0
Global
Common Stocks	$2,213,702	$0	$0
Short-Term Investments	0	65,865	0
Forward Foreign Currency Contracts - Assets	0	523	0
Total	$2,213,702	$66,388	$0
Global Select
Common Stocks	$2,572,059	$0	$0
Short-Term Investments	0	78,772	0
Forward Foreign Currency Contracts - Assets	0	987	0
Total	$2,572,059	$79,759	$0

66 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$41,397,080	$0	$0
Short-Term Investments	0	1,757,655	0
Forward Foreign Currency Contracts - Assets	0	9,577	0
Total	$41,397,080	$1,767,232	$0
Int'l Small Cap
Common Stocks	$2,139,081	$0	$0
Short-Term Investments	0	81,924	0
Forward Foreign Currency Contracts - Assets	0	348	0
Forward Foreign Currency Contracts - Liabilities	0	(190)	0
Total	$2,139,081	$82,082	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2018, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At September 30, 2018, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the

Oakmark.com 67

Oakmark Funds

Notes to Financial Statements (continued)

current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts are measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2018, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

During the year ended September 30, 2018, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$112,596	$117,613
Global Select	196,600	175,903
International	1,983,751	1,759,948
Int'l Small Cap	93,956	105,494

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2018, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2018, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to

68 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used options written for tax management purposes during the period ended September 30, 2018. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the facility are included in other expenses in the Statements of Operations. There were no borrowings under the facility during the year ended September 30, 2018.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2018, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2018, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At September 30, 2018, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the Lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. During the year ended September 30, 2018, Int'l Small Cap borrowed money from International. The loan in the amount of $90 million was initiated on July 17, 2018, and was repaid in full on July 19, 2018. The interest rate on the borrowing was 2.216%. The total interest paid by Int'l Small Cap to International was $7,386.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise over 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

Oakmark.com 69

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2018, Equity and Income and International held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$7,000	Adient Global Holdings, Ltd.	05/04/18 - 05/17/18	$6,479	$6,221	0.04%
124,750	Anthem, Inc.	09/27/18 - 09/28/18	124,740	124,740	0.81%
4,975	Apergy Corp.	04/24/18	5,034	5,112	0.03%
26,865	BAT Capital Corp.	08/08/17	26,865	25,987	0.17%
14,900	Bacardi, Ltd.	04/24/18	14,863	14,853	0.10%
25,870	Caesars Resort Collection LLC / CRC Finco, Inc.	09/29/17	25,702	24,641	0.16%
100,120	Campbell Soup Co.	07/03/18 - 09/13/18	99,900	99,900	0.65%
250	CCO Holdings LLC / CCO Holdings Capital Corp.	03/09/17	248	237	0.00%
14,438	CommScope Technologies LLC	03/02/17 - 06/22/17	14,305	13,897	0.09%
3,980	CommScope, Inc.	05/26/17 - 07/07/17	4,093	4,003	0.03%
37,000	Credit Suisse Group AG	12/04/13 - 06/11/14	37,000	38,477	0.25%
17,665	Dell International LLC / EMC Corp.	05/17/16	17,660	18,469	0.12%
1,000	Delphi Technologies PLC	09/14/17	996	941	0.01%
3,930	Discovery Communications LLC	04/03/18	3,903	3,890	0.03%
4,910	EMI Music Publishing Group North America Holdings, Inc.	05/26/16	4,910	5,284	0.03%
256,175	General Mills, Inc.	09/04/18 - 09/26/18	255,993	255,994	1.67%
19,900	Glencore Funding LLC	10/20/17	19,787	18,760	0.12%
5,970	Halfmoon Parent Inc.	08/02/18 - 09/06/18	5,964	5,953	0.04%
14,925	Hilton Domestic Operating Co., Inc.	04/10/18 - 05/22/18	14,745	14,850	0.10%
100	IHS Markit, Ltd.	02/06/17	100	101	0.00%
7,800	IQVIA, Inc.	09/14/16	7,806	7,664	0.05%
34,600	International Game Technology PLC	02/09/15 - 09/17/18	34,609	35,874	0.23%
11,035	Itron, Inc.	12/08/17	10,879	10,594	0.07%
2,000	KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC	06/02/16	2,000	1,988	0.01%
55,000	Kellogg Co.	09/14/18 - 09/27/18	54,987	54,987	0.36%
99,500	Kraft Food Group, Inc.	08/20/18 - 08/27/18	99,264	99,254	0.65%
6,260	Kraft Heinz Foods Co.	02/17/16 - 02/23/16	6,531	6,362	0.04%
1,990	Lithia Motors, Inc.	07/17/17	1,990	1,905	0.01%
26,885	Live Nation Entertainment, Inc.	08/15/12 - 03/15/18	26,986	26,723	0.17%
40,670	MSCI, Inc.	08/10/15 - 05/15/18	41,464	41,493	0.27%
4,980	Mattel, Inc.	12/15/17	4,980	4,880	0.03%
12,000	MetLife Short Term Funding LLC	07/17/18	11,984	11,984	0.08%
16,349	Mondelez International Holdings Netherlands BV	01/03/17 - 01/25/17	16,041	15,855	0.10%
38,805	Netflix, Inc.	10/23/17 - 04/23/18	38,491	36,869	0.24%
9,950	Penn National Gaming, Inc.	01/17/17	9,835	9,599	0.06%
3,000	Post Holdings, Inc.	07/25/16 - 02/09/17	3,000	2,877	0.02%
26,880	Principal Life Global Funding II	11/14/16 - 01/03/17	26,854	26,406	0.17%
4,975	Qorvo Inc.	08/14/18 - 08/17/18	5,025	5,062	0.03%
10,000	Sands China Ltd	08/02/18	9,983	9,969	0.06%
205,005	Schlumberger Holdings Corp.	12/10/15 - 09/24/18	204,934	204,930	1.33%
16,370	Smithfield Foods, Inc.	01/25/17 - 09/28/17	16,360	15,860	0.10%
1,990	Station Casinos LLC	09/07/17	1,990	1,906	0.01%
1,000	Symantec Corp.	02/07/17	1,000	989	0.01%
11,945	The Howard Hughes Corp.	03/03/17	11,945	11,825	0.08%
6,965	USG Corp.	05/01/17	6,965	7,042	0.05%
52,470	Universal Health Services, Inc.	01/14/16 - 11/09/16	52,846	52,700	0.34%
9,950	Weatherford International LLC	02/21/18	9,888	9,602	0.06%
12,140	Wolverine World Wide, Inc.	09/16/16 - 05/11/17	12,073	11,912	0.08%
				$1,409,421	9.16%

70 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

International

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$50,000	Anthem, Inc.	09/27/18 - 09/28/18	$49,995	$49,995	0.12%
84,000	General Mills, Inc.	09/11/18 - 09/25/18	83,938	83,938	0.19%
45,000	Kellogg Co.	09/14/18 - 09/27/18	44,986	44,986	0.10%
25,000	Kraft Food Group, Inc.	08/20/18	24,962	24,962	0.06%
				$203,881	0.47%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. Management has determined that no income tax provision for uncertain tax positions is required in the accompanying Financial Statements. Generally, each of the tax years in the four-year period ended September 30, 2018, remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser has contractually agreed, through January 28, 2019, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.099% for Equity and Income; 0.059% for Global; 0.066% for Global Select; and 0.052% for International. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

The Adviser has contractually agreed, through January 28, 2019, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase

Oakmark.com 71

Oakmark Funds

Notes to Financial Statements (continued)

and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Equity and Income	1.00	0.90	0.80	1.25
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2018, there were no amounts subject to recoupment.

The Adviser has voluntarily reimbursed certain of the Funds for a portion of Transfer Agency costs. For the year ended September 30, 2018, the Adviser reimbursed $4,477 and $88,483 to Oakmark and International for transfer agency expenses related to Institutional Class Shares. These amounts are not subject to recovery under the contractual expense reimbursement agreement described above.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Investor Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2018, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$13,388,157	$8,180,513	$(130,354)	$8,050,159
Select	3,879,049	2,189,040	(115,111)	2,073,929
Equity and Income	11,214,258	4,212,144	(72,935)	4,139,209
Global	1,811,345	546,563	(77,818)	468,745
Global Select	2,297,026	446,360	(91,568)	354,792
International	43,155,717	3,036,670	(3,028,168)	8,502
Int'l Small Cap	2,273,955	217,356	(270,148)	(52,792)

72 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2018, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$107,820	$1,321,608	$1,429,428
Select	9,261	227,502	236,763
Equity and Income	193,945	1,056,769	1,250,714
Global	12,599	246,722	259,321
Global Select	35,925	84,745	120,670
International	831,086	1,856,602	2,687,688
Int'l Small Cap	32,825	127,188	160,013

During the year ended September 30, 2018, and the year ended September 30, 2017, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2018		Year Ended September 30, 2017
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$97,783	$679,188	$164,730	$239,263
Select	19,611	239,694	48,723	205,002
Equity and Income	216,186	1,026,695	240,000	411,885
Global	36,069	158,299	26,380	0
Global Select	26,254	125,537	21,509	0
International	580,203	706,152	367,268	0
Int'l Small Cap	37,632	74,020	56,246	13,933

On September 30, 2018, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee-deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

During the year ended September 30, 2018, the following amounts were classified due to permanent differences between book and tax accounting. (in thousands):

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Oakmark	$171,412	$(136,168)	$(35,244)
Select	41,750	(38,502)	(3,248)
Equity and Income	149,757	(118,578)	(31,179)
Global	73,020	(66,494)	(6,526)
Global Select	38,741	(34,562)	(4,179)
International	103,404	(56,701)	(46,703)
Int'l Small Cap	18,902	(13,121)	(5,781)

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, transactions in investment securities (excluding short-term and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$6,203,909	$2,448,408	$2,349,777	$624,501	$696,794	$22,292,168	$1,220,724
Proceeds from sales	5,547,543	2,632,019	3,666,039	1,031,939	719,475	15,090,890	1,773,585
Oakmark.com 73

Oakmark Funds

Notes to Financial Statements (continued)

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2018, were $934,714 and $660,775, respectively, for Equity and Income.

During the year ended September 30, 2018, Oakmark and Select engaged in sale transactions (in thousands) totaling $688,306, respectively, with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the 1940 act.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2018. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

74 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 75

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/18	$82.85	0.58	(b)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
9/30/15	$68.46	0.59		(3.57)	(2.98)	(0.42)	(4.13)	(4.55)	0.00
9/30/14	$59.73	0.43		11.22	11.65	(0.32)	(2.60)	(2.92)	0.00
Advisor Class
9/30/18	$82.97	0.68	(b)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(c)	$71.35	0.66	(b)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$82.97	0.72	(b)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(c)	$71.35	0.67	(b)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
9/30/18	$82.48	0.33	(b)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(b)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
9/30/15	$68.18	0.38	(b)	(3.56)	(3.18)	(0.28)	(4.13)	(4.41)	0.00
9/30/14	$59.58	0.23		11.19	11.42	(0.22)	(2.60)	(2.82)	0.00
† Data has been annualized.
(a) Includes interest expense that amounts to less than 0.01%.
(b) Computed using average shares outstanding throughout the period.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
9/30/15	$44.71	0.08	(a)	(2.60)	(2.52)	0.00	(5.40)	(5.40)	0.00
9/30/14	$37.74	(0.00	)(b)	9.14	9.14	(0.04)	(2.13)	(2.17)	0.00
Advisor Class
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(c)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(c)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
9/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
9/30/15	$44.32	(0.05	)(a)	(2.56)	(2.61)	0.00	(5.40)	(5.40)	0.00
9/30/14	$37.50	(0.18)		9.13	8.95	0.00	(2.13)	(2.13)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

76 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/18	$88.99	11.84%	$12,626.2	0.85%		0.68%	0.89%		29%
9/30/17	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
9/30/16	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
9/30/15	$60.93	-4.87%	$16,445.0	0.85	%(a)	0.92%	0.85	%(a)	33%
9/30/14	$68.46	20.01%	$16,489.4	0.87%		0.76%	0.87%		25%
Advisor Class
9/30/18	$89.07	11.96%	$5,400.6	0.73%		0.79%	0.77%		29%
9/30/17(c)	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class
9/30/18	$89.09	12.01%	$3,330.6	0.70%		0.83%	0.74%		29%
9/30/17(c)	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class
9/30/18	$88.54	11.51%	$143.4	1.13%		0.39%	1.17%		29%
9/30/17	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
9/30/16	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
9/30/15	$60.59	-5.19%	$194.4	1.19	%(a)	0.57%	1.19	%(a)	33%
9/30/14	$68.18	19.64%	$170.7	1.18%		0.45%	1.18%		25%
† Data has been annualized.
(a) Includes interest expense that amounts to less than 0.01%.
(b) Computed using average shares outstanding throughout the period.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
9/30/18	$45.84	-0.08%	$4,376.3	0.97%		0.20%	1.04%		41%
9/30/17	$47.84	22.61%	$4,854.7	0.96%		0.39%	1.03%		22%
9/30/16	$40.99	11.76%	$4,962.7	0.98%		0.92%	0.98%		38%
9/30/15	$36.79	-6.75%	$5,499.3	0.95%		0.20%	0.95%		46%
9/30/14	$44.71	25.03%	$6,238.8	0.95%		(0.03%)	0.95%		37%
Advisor Class
9/30/18	$45.90	0.08%	$711.4	0.82%		0.34%	0.89%		41%
9/30/17(c)	$47.90	14.24%	$571.3	0.81	%†	0.54%†	0.89	%†	22%
Institutional Class
9/30/18	$45.91	0.10%	$852.0	0.79%		0.37%	0.86%		41%
9/30/17(c)	$47.91	14.26%	$768.9	0.79	%†	0.58%†	0.87	%†	22%
Service Class
9/30/18	$45.23	-0.32%	$14.1	1.23%		(0.06%)	1.30%		41%
9/30/17	$47.21	22.29%	$27.9	1.24%		0.11%	1.31%		22%
9/30/16	$40.44	11.37%	$34.6	1.32%		0.62%	1.32%		38%
9/30/15	$36.31	-7.04%	$36.8	1.27%		(0.12%)	1.27%		46%
9/30/14	$44.32	24.66%	$24.4	1.23%		(0.30%)	1.23%		37%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

Oakmark.com 77

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
9/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
9/30/15	$33.65	0.36		(1.04)	(0.68)	(0.27)	(2.72)	(2.99)	0.00
9/30/14	$33.06	0.29		3.02	3.31	(0.17)	(2.55)	(2.72)	0.00
Advisor Class
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
9/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
9/30/15	$33.41	0.25		(1.03)	(0.78)	(0.16)	(2.72)	(2.88)	0.00
9/30/14	$32.83	0.18	(a)	3.00	3.18	(0.05)	(2.55)	(2.60)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
9/30/15	$30.34	0.25	(a)	(2.16)	(1.91)	(0.35)	(1.74)	(2.09)	0.00
9/30/14	$29.70	0.23	(a)	1.71	1.94	(0.75)	(0.55)	(1.30)	0.00
Advisor Class
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$34.38	0.31	(a)	0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
9/30/18	$33.40	0.14	(a)	0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
9/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
9/30/15	$29.57	0.13	(a)	(2.10)	(1.97)	(0.24)	(1.74)	(1.98)	0.00
9/30/14	$28.98	0.13	(a)	1.67	1.80	(0.66)	(0.55)	(1.21)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

78 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
9/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
9/30/15	$29.98	-2.53%	$17,285.5	0.75%	1.06%	0.75%	25%
9/30/14	$33.65	10.39%	$19,392.7	0.74%	0.85%	0.74%	18%
Advisor Class
9/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
9/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
9/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
9/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
9/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
9/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
9/30/15	$29.75	-2.84%	$900.7	1.09%	0.71%	1.09%	25%
9/30/14	$33.41	10.04%	$1,157.2	1.05%	0.54%	1.05%	18%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
9/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
9/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
9/30/15	$26.34	-6.92%	$2,950.8	1.12%	0.86%	1.12%	36%
9/30/14	$30.34	6.70%	$3,503.8	1.11%	0.76%	1.11%	31%
Advisor Class
9/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
9/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
9/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
9/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
9/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
9/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
9/30/15	$25.62	-7.33%	$32.3	1.52%	0.46%	1.52%	36%
9/30/14	$29.57	6.35%	$41.8	1.45%	0.42%	1.45%	31%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 79

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Select Fund
Investor Class
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
9/30/15	$16.63	0.12		(0.65)	(0.53)	(0.14)	(0.77)	(0.91)	0.00
9/30/14	$15.71	0.12		1.21	1.33	(0.14)	(0.27)	(0.41)	0.00
Advisor Class
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
9/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
9/30/15	$25.01	0.46		(2.55)	(2.09)	(0.51)	(1.07)	(1.58)	0.00
9/30/14	$25.89	0.46	(a)	(0.61)	(0.15)	(0.44)	(0.29)	(0.73)	0.00
Advisor Class
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
9/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
9/30/15	$25.07	0.36	(a)	(2.55)	(2.19)	(0.41)	(1.07)	(1.48)	0.00
9/30/14	$25.98	0.37	(a)	(0.63)	(0.26)	(0.36)	(0.29)	(0.65)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) The ratio excludes in-kind transactions.
(c) Commenced on 11/30/2016.

80 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class
9/30/18	$18.58	-0.86%	$1,404.8	1.12%	1.15%	1.19%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
9/30/15	$15.19	-3.44%	$2,033.4	1.13%	0.70%	1.13%	48%
9/30/14	$16.63	8.52%	$1,937.3	1.13%	0.92%	1.13%	24%
Advisor Class
9/30/18	$18.60	-0.75%	$457.6	1.02%	1.32%	1.09%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class
9/30/18	$18.61	-0.66%	$780.8	0.96%	1.39%	1.03%	26%
9/30/17(b)	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
9/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%	1.01%	36%
9/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
9/30/15	$21.34	-8.98%	$25,915.2	0.95%	1.81%	0.95%	48%
9/30/14	$25.01	-0.64%	$29,759.6	0.95%	1.76%	0.95%	39	%(b)
Advisor Class
9/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%	0.88%	36%
9/30/17(c)	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class
9/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%	0.84%	36%
9/30/17(c)	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class
9/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%	1.29%	36%
9/30/17	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
9/30/15	$21.40	-9.31%	$559.1	1.33%	1.48%	1.33%	48%
9/30/14	$25.07	-1.04%	$538.9	1.33%	1.40%	1.33%	39	%(b)
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) The ratio excludes in-kind transactions.
(c) Commenced on 11/30/2016.

Oakmark.com 81

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Small Cap Fund
Investor Class
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
9/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
9/30/15	$16.38	0.19	(a)	(0.78)	(0.59)	(0.26)	(0.90)	(1.16)	0.00	(b)
9/30/14	$17.29	0.17		(0.53)	(0.36)	(0.55)	0.00	(0.55)	0.00	(b)
Advisor Class
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
9/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
9/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
9/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
9/30/15	$16.26	0.13	(a)	(0.77)	(0.64)	(0.19)	(0.90)	(1.09)	0.00	(b)
9/30/14	$17.17	0.14		(0.54)	(0.40)	(0.51)	0.00	(0.51)	0.00	(b)
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

82 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class
9/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
9/30/15	$14.63	-3.70%	$2,852.0	1.35%	1.18%	1.35%	46%
9/30/14	$16.38	-2.14%	$2,910.0	1.31%	1.07%	1.31%	38%
Advisor Class
9/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
9/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
9/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
9/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
9/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
9/30/15	$14.53	-4.00%	$1.9	1.62%	0.85%	1.62%	46%
9/30/14	$16.26	-2.42%	$3.3	1.62%	0.70%	1.62%	38%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

Oakmark.com 83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Harris Associates Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust, comprised of the Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), including the schedules of investments as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Harris Associates Investment Trust as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 27, 2018

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

84 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of (in thousands) $2,520; $2,813; $117,202 and $6,138 and earned $37,290; $50,962; $1,386,608 and $81,084 of foreign source income during the year ended September 30, 2018, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International and Int'l Small Cap designated $0.04, $0.02, $0.07 and $0.05 per share as foreign taxes paid and $0.53, $0.36, $0.84 and $0.60 per share as income earned from foreign sources for the year ended September 30, 2018, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2018, that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$293,651
Select	68,367
Equity and Income	192,880
Global	50,128
Global Select	66,596
International	1,192,864
Int'l Small Cap	71,462

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2018, qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	75.00%
Global	36.08%
Global Select	40.06%
International	0.00%
Int'l Small Cap	0.00%

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks that some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than

Oakmark.com 85

Disclosures and Endnotes (continued)

larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

6.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

9.  The Price to Book Ratio is a stock's capitalization divided by its book value.

10.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

11.  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  Smith, Colby and Wigglesworth, Robin. "Runaway US stock market prompts investors to look overseas." Financial Times. September 25, 2018.

15.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

18.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

19.  EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

20.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

86 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its seven series, The Oakmark Funds. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 72.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2018	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 52*	Trustee and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP").	Member, Board of Governors, Investment Company Institute

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 67	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 54**	Trustee	2018	Managing Director and Global Head of Product Strategy, BlackRock, Inc. from 2006 to 2017.	None
Patricia Louie, 63**	Trustee	2018

Retired; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from September 2009-2014; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018.

				None
Christine M. Maki, 57	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	None
Laurence C. Morse, Ph.D., 67	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 62	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers); Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				Director, 100 Women in Finance
Allan J. Reich, 70	Trustee and Chair of the Board	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	Director, Mutual Fund Directors Forum

Oakmark.com 87

Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Steven S. Rogers, 61	Trustee	2006

MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None
Peter S. Voss, 71	Trustee	1995	Retired.	None

Other Officers of the Trust

Name, Address† and Age at September 30, 2018	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Judson H. Brooks, 47	Vice President	2013	Analyst, HALP
Megan J. Claucherty, 36	Vice President	2016	Assistant General Counsel, HALP since 2018; Senior Attorney, HALP 2015 to 2018; Associate Attorney, Vedder Price P.C., prior thereto
Anthony P. Coniaris, 41	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Kevin G. Grant, 54	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Justin D. Hance, 34	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Director of International Research, HALP since 2016; Assistant Director of International Research and Analyst, HALP, prior thereto
David G. Herro, 57	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 48	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 47	Vice President	2012	Director, Operations, HALP since 2017; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT, from 2016 to 2018; Treasurer, HAIT, from 2005 to 2018
Christopher W. Keller, 51	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Eric Liu, 39	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Portfolio Manager and Analyst, HALP
Jason E. Long, 42	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 38	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 65	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP

88 OAKMARK FUNDS

Trustees and Officers (continued)

Name, Address† and Age at September 30, 2018	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Thomas W. Murray, 48	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 50	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
William C. Nygren, 60	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 47	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Andrew J. Tedeschi, 53	Vice President and Treasurer***	2016	Controller Fund Administration, HALP; Assistant Treasurer, HAIT, from 2008 to 2018
Zachary D. Weber, 44	Vice President and Principal Financial Officer***	2016	Chief Financial Officer and Treasurer, HAI and HALP since 2016; Senior Vice President and Vice President, GCM Grosvenor, prior thereto
Benjamin D. Wiesenfeld, 40	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2018	Chief Compliance Officer, Northern Funds, Northern Trust Asset Management from 2016 to August 2018; Chief Compliance Officer and General Counsel, Scout Investments, prior thereto
Edward J. Wojciechowski, 45	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
Rana J. Wright, 40	Vice President, Secretary and Chief Legal Officer	2018	General Counsel, HAI and HALP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018; Partner, Reed Smith LLP, prior thereto

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

**  Elected as a Trustee effective October 23, 2018.

***  Effective October 24, 2018, Mr. Tedeschi assumed the position of Treasurer and Mr. Weber assumed the position of Principal Financial Officer.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, through December 3, 2018, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares held for 90 days or less.

Oakmark.com 89

Oakmark.com

ANN (11/18)

Item 2. Code of Ethics.

(a)                                 Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b)                                 No disclosures are required by Item 2(b).

(c)                                  During the period covered by the report, no amendments were made to the provisions of the Code.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)                                  Not applicable.

(f)                                   A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA  02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, Allan J. Reich, and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Audit Fees(1)	$253,000	$262,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$39,700
All Other Fees(4)	$256,944	$47,268

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2018 and September 30, 2017 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $256,944 and $47,268, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

(1)                                 “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)                                 “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)                                 “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

(4)                                 “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)                                 Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                                 There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)             A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015).

(2)              Certifications of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)              Not applicable.

(4)              Not applicable.

(b)                            Certification of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 29, 2018

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer

Date:	November 29, 2018